===============================================================================
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          GOLDEN STAR RESOURCES LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF GOLDEN STAR RESOURCES LTD.
                               Denver, Colorado


NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the "Company") will be held at 11:00 am (Toronto time) on Tuesday, June 15, 1999, in the Engineer Room of the Ontario Club, 30 Wellington Street West, Toronto, Ontario, Canada for the following purposes:

1. to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditor's report thereon, for the fiscal year ended December 31, 1998;

2.  to elect directors until the next annual general meeting;

3. to appoint PricewaterhouseCoopers, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

4. to approve, ratify and confirm amendments to the Company's Shareholder Rights Plan;

5. to approve amendments to stock options granted to non-employee directors of the Company;

6. to approve amendments to stock options granted to senior officers of the Company;

7. to approve the continuance of the Company under the Yukon Business Corporations Act and to approve, ratify and confirm new Bylaws of the Company as a Yukon corporation;

8. to approve in advance the issuance of a number of common shares of the Company, by virtue of exemptions from registration and prospectus requirements under applicable securities legislation and transactions which may not be fully marketed public offerings that may exceed 25% of the Company's issued and outstanding common shares, subject to all necessary regulatory approvals;

9. to transact such other business as may properly come before the meeting or any adjournment of it.

TAKE NOTICE that pursuant to the Canada Business Corporations Act (the "CBCA") a dissenting shareholder is entitled to be paid the fair value of his shares in accordance with section 190 of the CBCA. A dissenting shareholder shall send to the Company, at or before the Meeting, a written objection with respect to the special resolution to continue the Company under the Yukon Business Corporations Act. Such written objection may be delivered to the Company, or sent to the Company by registered mail addressed to the Company, at the registered office of the Company at 19th Floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3H4.

The Board of Directors has fixed the close of business on April 27, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accompanying this Notice of Meeting are (i) a proxy statement and management information circular, a form of proxy, and (iii) a reply card for use by shareholders who wish to receive the Company's interim financial statements.

If you are a registered shareholder of the Company and do not expect to attend the meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by 5:00 p.m. (Toronto time) on Friday, June 11, 1999. If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these material through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Denver, Colorado, this th day of May, 1999.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Louis O. Peloquin
                                Vice President, General Counsel and Secretary

                          GOLDEN STAR RESOURCES LTD.

              PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR


This Management Information Circular is furnished to the shareholders of Golden Star Resources Ltd. (the "Company") in connection with the solicitation by management of proxies to be voted at the annual meeting (the "Meeting") of the shareholders of the Company to be held at the Ontario Club, 30 Wellington Street West, in Toronto, Canada, at 11:00 am (Toronto time), on Tuesday, June 15, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

All dollar ($) amounts referred to herein are to United States dollars (U.S.$) unless other indicated.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of management of the Company. [The persons named in the enclosed proxy form are directors of the Company]. A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him at the meeting may do so either by inserting such other person's name in the blank space provided in the proxy form or by completing another form of proxy. To be used at the Meeting, the completed proxy form must be received by 5:00 p.m. (Toronto time) on Friday, June 11, 1999, at the address set forth in the accompanying return envelope (Attention:
Proxy Department, CIBC Mellon Trust Company, PO Box 12005 STN BRM B, Toronto, Ontario M7Y 2K5). Solicitation will be primarily by mail, but some proxies may be solicited personally or by telephone by regular employees or directors of the Company at a nominal cost. The cost of solicitation by management of the Company will be borne by the Company. This Management Information Circular and the accompanying proxy are expected to be sent to the shareholders on or about May , 1999.

Revocability of Proxies

A shareholder who has given a proxy may revoke it either by (a) signing a proxy bearing a later date and depositing the same at the registered office of the Company at 19th floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3H4 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the chairman of the Meeting before any votes in respect of which the proxy is to be used shall have been taken; or (b) attending the Meeting in person and registering with the scrutineers as a shareholder personally present.

Voting of Proxies

A shareholder's instructions on his proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. In the absence of any instructions, the proxy agent named on the proxy form will cast the shareholder's votes in favor of the passage of the resolutions set forth herein and in the Notice of Meeting.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Meeting and (b) other matters which may properly come before the Meeting or any adjournment thereof. At the time of printing of this Management Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.

Votes Necessary to Pass Resolutions at the Meeting

Under the Company's Bylaws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. Pursuant to the Canada Business Corporations Act ("CBCA") and the Company's Bylaws, directors must be elected and resolutions referred to in the accompanying Notice of Meeting must be passed by a majority of the votes cast by the shareholders who voted in respect of the particular matter except for the resolution regarding the continuance of the Company under the Yukon Business Corporations Act referred to in item 7 of the accompanying Notice of Meeting which requires approval by a majority of at least two-thirds of the votes cast by shareholders on such resolution.

Voting Shares and Principal Holders Thereof

The Company has an authorized capital consisting of an unlimited number of common shares (the "Common Shares") and an unlimited number of first preferred shares (the "First Preferred Shares"). Only the Common Shares carry voting rights at the Meeting with each Common Share carrying the right to one vote. As of April 27, 1999, 29,649,457 Common Shares and no First Preferred Shares were issued and outstanding. The Board of Directors of the Company (the "Board") has fixed April 27, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. The Company has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than 10 days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of 10 days prior to the Meeting, at the office of CIBC Mellon Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3.

As of April 27, 1999, based upon information available to the Company, no person or entity beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 5% of the voting rights attached to the Company's issued and outstanding Common Shares, except as noted below in the table entitled "Security Ownership of Certain Beneficial Owners and Management".

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 27, 1999, with respect to beneficial ownership of the Company's Common Shares by each person known to the Company or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director of the Company, by each executive officer named in the table titled "Summary Compensation Table" under "Compensation of Executive Officers", and by all officers and directors of the Company as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the Common Shares owned.

                                                 Number of Common Shares Beneficially          Percent of Common Shares
                                                                 Owned
                                                 -----------------------------------------------------------------------------
Snyder Capital Management Inc.                                4,478,000 (1)                              14.8%
350 California Street, Suite 1460
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------
David K. Fagin (3)                                            1,032,987 (2)                               3.3%
Englewood, CO  80110
------------------------------------------------------------------------------------------------------------------------------
Roger D. Morton                                                 312,500 (2)                                 1%
Edmonton, Alberta, Canada T6G 2V2
------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell (3)                                              297,604 (2)                                 *
------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni                                                  202,606 (2)                                 *
Brasilia, Brazil
------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin (3)                                           166,800 (2)                                 *
------------------------------------------------------------------------------------------------------------------------------
Richard A. Stark                                                158,501 (2)                                 *
Vero Beach, FL 32963
------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields                                                 149,509 (2)                                 *
Georgetown, Guyana
------------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland                                               123,040 (2)                                 *
Greenwich, CT  06830
------------------------------------------------------------------------------------------------------------------------------
Philip S. Martin                                                 77,000 (2)                                 *
Oakville, Ontario, Canada L6J 4N2
------------------------------------------------------------------------------------------------------------------------------
Robert R. Stone                                                  75,000 (2)                                 *
Vancouver, British Columbia, Canada V6C 2G7
------------------------------------------------------------------------------------------------------------------------------
Ernest C. Mercier                                                63,300 (2)                                 *
Toronto, Ontario, Canada M5N 1S8
------------------------------------------------------------------------------------------------------------------------------
Directors and Executive Officers as a group (4)               3,135,834 (2)                                10%
------------------------------------------------------------------------------------------------------------------------------

* Indicates less than one percent.
(1) This information was taken from the most current Schedule 13-G provided to the Company by this beneficial owner.
(2) Includes Common Shares subject to options exercisable within 60 days of April 27, 1999 as follows: Gordon Bell: 283,700; Carlos Bertoni: 163,450; David Fagin: 453,000; Pierre Gousseland 120,000; Philip S. Martin: 77,000; Ernest Mercier: 60,000; Roger Morton: 140,000; Louis O. Peloquin: 166,800; Hilbert Shields: 138,450; Richard Stark: 150,000; Robert R. Stone: 70,000; and Directors and Executive Officers as a group: 2,444,413. As a result of a plan of arrangement completed on March 14, 1995 between the Company and its shareholders, upon exercise of each option to purchase Common Shares granted prior to March 14, 1995, the holder thereof will, in addition, be entitled to receive one-fifth of one Class B common share of Guyanor Ressources S.A., a subsidiary of the Company ("Guyanor"), for each Common Share acquired thereunder.
(3) Address is c/o Golden Star Resources Ltd., 1660 Lincoln Street, Suite 3000, Denver, CO 80264.
(4) Includes the executive officers listed above and two other executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company's knowledge, based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our outstanding shares, and upon representations from those persons, all reports required to be filed by our reporting persons during 1998 were filed on time.


                             ELECTION OF DIRECTORS

Under the articles of the Company, the Board of Directors shall consist of a minimum of three and a maximum of 15 directors. Under the CBCA, a majority of the directors must be Canadian residents. It is proposed to nominate the [seven] persons listed below for election as directors of the Company to hold office until the next annual meeting of the shareholders or until his successor is elected or appointed pursuant to relevant provisions of the Bylaws of the Company or the CBCA. [All such proposed nominees are currently directors of the Company except James E. Askew and .]

It is the intention of the persons named as proxyholders in the enclosed proxy form to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favor of management designees will be voted for another nominee in the discretion of the proxy agent unless the shareholder has specified in the proxy form that the shareholder's Common Shares are to be withheld from voting in the election of directors.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Company presently held by him; his present principal occupation or employment; the date of his first appointment as a director; and his age. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Company that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised and his municipality of residence.

                                                                                          Date of First
Name and Position                                                                          Appointment
with Company                      Present and Principal Occupation                         as Director            Age
----------------------------------------------------------------------------------------------------------------------
JAMES E. ASKEW                    President and Chief Executive Officer of the                   n/a                50
President, Chief Executive        Company
Officer

DAVID K. FAGIN (1)                Chairman and Chief Executive Officer of Western          May 15, 1992(2)          61
Director                          Exploration and Development Limited

ERNEST C. MERCIER (1)             Businessman and Professional Director                   January 20, 1995          66
Director

ROBERT R. STONE (1)               Business Consultant and Corporate Director             September 30, 1997         56
Director

_______________________________
(1) Member of the Audit and Governance Committee.
(2) May 15, 1992 represents the date of the Company's formation upon the amalgamation of Golden Star Resources Ltd. ("Golden Star") and South American Goldfields Inc. ("South American"). Mr. Fagin was, prior to the amalgamation, a director of Golden Star serving since February 3, 1992.

Below is additional information concerning each of the individuals named in the above table.

  Mr. Askew has been President and Chief Executive Officer of the Company since March 1999; prior thereto President and Chief Executive Officer of Rayrock Resources from September 1998 to March 1999; from 1997 to present, President and Chairman of International Mining and Finance Company; from 1986 to 1996, President and Chief Executive Officer of Golden Shamrock.

  Mr. Fagin was President of Homestake Mining Company from May 1986 to July 1991. From July 1991 to February 1992, Mr. Fagin was an independent businessman and from February to May 1992, Mr. Fagin was Chairman, President and Chief Executive Officer of South American and Chairman and Chief Executive Officer of Golden Star. From May 1992 until May 1, 1996, Mr. Fagin was Chairman and Chief Executive Officer of the Company. On May 1, 1996, Mr. Fagin resigned as Chief Executive Officer of the Company and on December 31, 1997, Mr. Fagin resigned as Chairman of the Board. Mr. Fagin continues as a Director of the Company and is currently Chairman and Chief Executive Officer of Western Exploration and Development Ltd.

  Mr. Mercier was employed from 1970 to January 1993 by The Toronto-Dominion Bank, most recently as Executive Vice President, Corporate & Investment Banking and as Co-Chairman, Toronto-Dominion Securities Inc. Mr. Mercier retired from The Toronto-Dominion Bank in 1993 and currently serves as a director of Cascade Corporation, Oxford Properties Group Inc., Camvec Ltd., Pencor Petroleum Ltd. and International Comfort Products Ltd.

  Mr. Stone was employed from 1973 until 1997 by Cominco Ltd., most recently as Vice-President, Finance, Chief Financial Officer and Director. Mr. Stone retired from Cominco Ltd. in 1997 and currently serves as a director of Boliden Limited, Global Stone Corporation, Manhattan Minerals Corp., United Bolero Development Corp. and Union Bank of Switzerland (Canada).



There are no family relationships between any of the nominees, directors or officers of the Company.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.

Compensation of Directors

Directors' Fees

During the year ended December 31, 1998, the Company paid a total of $134,400 to its non-employee directors in respect of Board and committee participation. Mr. Pierre Gousseland, as non-executive Chairman, was receiving a monthly payment of $3,000, Mr. Richard A. Stark as Chairman of the Audit and Governance Committee was receiving $2,000 a month, and all other non-employee directors were receiving $1,000 a month. On September 1, 1998, the Board decided to reduce all payments to non-employee directors by 20%. The non-employee directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

Stock Options

The Company's 1997 Stock Option Plan, as amended (the "Plan"), provides for an automatic grant of an option to purchase 40,000 Common Shares to each person who becomes non-employee director, as of the date such person first becomes a non-employee director, provided that, within the previous year, such person was not granted any other stock options by the Company or an affiliate of the Company. In addition, upon a non-employee being re-elected at each successive annual general meeting of the Company, he will automatically be granted, as of the date of each such re-election, an additional stock option to purchase 10,000 Common Shares provided that in respect of the first additional option to be granted at least 11 months shall have elapsed since the initial automatic option grant. The Board may, at its discretion, grant additional options to non-employee directors from time to time. As of March 12, 1999, 1,220,000 Common Shares were reserved for issuance under options granted to non-employee directors under the Plan. The Board approved in January 1999 amendments to stock options that would, if approved by the shareholders at the Meeting, substantially reduce the exercise price of the directors' stock options and reduce the number of their outstanding options by 20%. See "Amendments to Stock Options Granted to Directors of the Company". All options granted to non-employee directors vest immediately and have a ten-year term. See "Compensation of Executive Officers--Stock Option Plan" below for other particulars of the Plan.

Because non-employee directors of the Company are not eligible to participate in Guyanor's stock option plan once a year, the Company grants to its non-employee directors options to purchase Class B shares of Guyanor from the Class B shares that the Company owns. The term of each option is ten years and the options granted so far vest immediately.

Stock Option Grants

The following table sets forth information with respect to options granted during the financial year ended December 31, 1998 to the Company's non-employee directors as a group under the Plan as well as options granted by the Company to purchase Guyanor Class B shares.

                     OPTION GRANTS DURING LAST FISCAL YEAR
                      (all $ amounts in Canadian dollars)

        Group             Securities Under      Exercise or         Market Value of Securities
 ___________________       Options Granted      Base Price          Underlying Options on the
    Non-executive                (#)           ($/Security)        Date of Grant ($/Security)    Expiration Date
 directors as a group
--------------------------------------------------------------------------------------------------------------------------
                              10,000              6.65                       6.65                January 30, 2008
Company      Company          20,000              4.50                       4.50                May 15, 2008
Whose                         10,000              3.80                       3.80                June 11, 2008
Shares are                    10,000              3.50                       3.50                June 20, 2008
Subject of                    10,000              1.55                       1.55                September 1, 2008
Options                       20,000              1.66                       1.66                September 30, 2008
Granted                      107,000              1.65                       1.65                December 8, 2008
            --------------------------------------------------------------------------------------------------------------
             Guyanor          90,000              1.05                       1.05                December 8, 2008
--------------------------------------------------------------------------------------------------------------------------

Stock Option Exercises

The following table sets forth information with respect to the exercise during the financial year ended December 31, 1998, by the non-employee directors as a group, of options granted under the Plan, or options granted by the Company to acquire Guyanor Class B shares as of December 31, 1998 as well as the value of their outstanding options as of December 31, 1998.

              AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                      (all $ amounts in Canadian dollars)

                                                                    Unexercised Options at FY-       Value of Unexercised
        Group                                                                End                    in-the-money Options at
 ______________________       Securities                                     (#)                          FY-End ($)
Non-executive directors as    Acquired on       Aggregate Value          Exercisable/                    Exercisable/
       a group                Exercise             Realized              Unexercisable                 Unexercisable (2)
                                (#)                  ($)
--------------------------------------------------------------------------------------------------------------------------
Company        Company           0                   N/A            Exercisable 1,220,000(1)                  0
Whose
Shares are
Subject of   -------------------------------------------------------------------------------------------------------------
Options        Guyanor           0                   N/A            Exercisable 846,958                       0
Granted                                                             Unexercisable 3,300
--------------------------------------------------------------------------------------------------------------------------

(1) Upon the exercise of stock options to purchase an aggregate of Common Shares granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor and one Common Share.
(2) For all unexercised options held as of December 31, 1998, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1998, the closing price on the Toronto Stock Exchange ("TSE") of each of the Common Shares and the Guyanor Class B shares was Cdn.$1.55 and Cdn.$0.60, respectively.


                  STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Company's Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company, and the well-being of the Company and its shareholders. The corporate governance statement described below has been approved by the Board.

Mandate of Board

The Board is required to supervise the management of the business and affairs of the Company. It establishes overall policies and standards for the Company.
The directors are kept informed of the Company's operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets once every two months in person or by telephone conference, with additional meetings being held as needed. In 1998, there were five meetings in person and three meetings by telephone conference. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board, while serving on the Board, and on the Committees of the Board on which they served. At least one meeting each year includes key personnel of our exploration operations.

Following is a summary of how the Board handles matters pertaining to strategic planning, risk management, succession planning, communication and control systems.

1. Each year the Board reviews planning assumptions and budgets for the year. Because the areas of exploration, the priorities and available funds change constantly, it is not realistic to formulate long range plans other than to select general geographic areas and the types of exploration to be pursued.

2. The Board and the Audit and Corporate Governance Committee seek to identify principal risks of the Company's business which are wide ranging because of the nature of the Company's business, including risks associated with operating in developing countries, maintaining control of the Company's assets and funds, political risks, exchange controls, environmental risks, government regulation problems, title uncertainties, civil unrest, to name only a few.

3. While the Company is relatively small, the Board considers the succession planning process to be satisfactory for all senior management positions.

4. The Board provides for shareholder communication through the Company's Investor Relations Department and through adopted policies.

Decisions requiring Board Approval

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters which must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Company and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on business developments and full Board meetings are held to review and approve the corporate activities. Finally, because of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for activities which management felt advisable including any activities outside the normal course of business of the Company.

Composition of the Board and Independence from Management

The Board is currently composed of seven directors. To reflect recent changes in the operations of the Company including a substantial reduction in our exploration activities and expenses in the field and at the corporate headquarters, the Company decided to reduce the size of the Board. Messrs. Donald Mazankowski and Robert Minto resigned as directors on March 1, 1999. Mr. David Fennell resigned on October 27, 1998.

Pierre Gousseland became non-executive Chairman of the Board on January 1, 1998. From October 27, 1998 to March 8, 1999, Mr. Gousseland acted as Chief Executive Officer during the interim period following David Fennell's resignation as
President and Chief Executive Officer.   David K. Fagin was Chairman and Chief
Executive Officer from May 15, 1992 to May 1, 1996, non-executive Chairman until December 31, 1997, and continues as a member of the Board. Dr. Morton, a member of the Board, is a Professor Emeritus of Economic Geology at the University of Alberta and was a founder and for a brief period a Vice President of one of the Company's predecessor corporations. The other four members of the Board are unrelated or outside members with no other affiliation with the Company except as described below in "Certain Relationships and Related Transactions".

The non-management members have a variety of experience and skills, including in the areas of accounting, banking, investment banking, geology, mining, metallurgy, and law. No formal program has been adopted to date to assess Board members individually or the effectiveness of the Board as a whole or of its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. In addition to modest cash compensation, the directors receive options under the Plan and have also received options on shares of the Guyanor Ressources, the Company's publicly traded subsidiary. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is perhaps the only relevant measure of progress.

Board Committees

Audit and Corporate Governance Committee

The integrity of the Company's internal controls and management information systems is monitored through the Audit and Corporate Governance Committee (the "Audit Committee") and through expenditure control policies established by the Board. The Audit Committee is currently composed of Messrs. Richard A. Stark (Chairman), David K. Fagin, Ernest Mercier and Robert Stone. The Audit Committee meets with the financial officers of the Company and the independent auditors to review and inquire into matters affecting financial reporting, the systems of internal accounting and financial controls and procedures and the audit procedures and audit plan. The Audit Committee also recommends to the Board the auditors to be appointed and approves their compensation. In addition, the Audit Committee recommends to the Board for approval the annual financial statements, the annual report and certain other documents required by regulatory authorities. The Audit Committee authorizes and monitors corporate conduct, compliance and disclosure policies. In 1997, the Audit Committee reviewed the Company's compliance procedures, resulting, among other things, in the designation of the Company's General Counsel as Corporate Compliance Officer reporting to the Chief Executive Officer and to the Audit Committee. In connection with risk assessment, the Audit Committee reviews among other things the nature and adequacy of insurance coverages. The Audit Committee is also responsible for corporate governance matters. The Audit Committee met once in person and twice by telephone conference during 1998.

Strategic Committee

The Strategic Committee was created in December 1998 and is comprised of three directors, Messrs. Robert Stone, Philip Martin and David Fagin. The Strategic Committee was established to implement with the assistance of management the merger and acquisition strategy of the Company and the recruitment of a Chief Executive Officer to replace Mr. David Fennell. The Strategic Committee met once by telephone conference in 1998.

Compensation and Nominating Committee

The Compensation and Nominating Committee (the "Compensation Committee") was until its abolishment on December 7, 1998 composed of four non-employee directors Messrs. Philip Martin (Chairman), Donald Mazankowski, Robert Minto and Roger Morton. The Compensation Committee, subject to Board approval, supervised succession planning and the selection, evaluation and compensation of top executives, set corporate-wide policy with respect to compensation and benefits, and administered the Company's stock option plan for employees and the Employee's Stock Bonus Plan. The Compensation Committee also established descriptions, definitions and limits to management's authorities and approved objectives and goals for top management in general terms. In addition, the Compensation Committee was responsible for identifying and proposing to the Board new nominees for the Board. The Compensation Committee was also responsible to review and evaluate all nominees recommended by shareholders, and made recommendations on candidates to the Board. The Compensation Committee met three times in 1998, twice in person and once by conference telephone. Since December 7, 1998, the Board, which is composed only of non-employee directors, is responsible for the matters mentioned above. Applications and communications relating to candidates for director may be sent to the Secretary of the Company at the head office in Denver.

Shareholder Communications

The Company believes that it is important to maintain good shareholder relations. The Vice President, Corporate Development and the President and Chief Executive Officer are responsible for shareholder communications and investor relations. The Company attempts to deal with the few concerns or complaint expressed to it by shareholders in an effective and timely matter.


                               EXECUTIVE OFFICERS

The Company's executive officers as of April 27, 1999 are as follows:

Name                            Age                            Office and Experience                           Officer Since
---------------------------  ---------  --------------------------------------------------------------------  ----------------
James E. Askew                  50      President and Chief Executive Officer of the Company since March            1999
                                        1999; prior thereto President and Chief Executive Officer of
                                        Rayrock Resources from September 1998 to March 1999; from 1997 to present, President and Chairman of International Mining and Finance
                                        Company; from 1986 to 1996, President and Chief Executive Officer of Golden Shamrock.
GORDON J. BELL                  41      Vice President and Chief Financial Officer of the Company since             1995
                                        November 1995; prior thereto, Vice President and Director, RBC
                                        Dominion Securities Inc. from October, 1994; Vice President, RBC
                                        Dominion Securities Inc. from December, 1991 to October 1994.
CARLOS H. BERTONI               47      President of Guyanor Ressources S.A. since December 1998; Vice              1993
                                        President, Brazil of the Company since June 1997, prior thereto
                                        Vice President, Exploration (Eastern Division) of the Company since
                                        1993.

LOUIS O. PELOQUIN               41      Vice President, General Counsel and Secretary of the Company since          1993
                                        June 1993.
HILBERT N. SHIELDS              43      Vice President, Guyana since June 1997 and prior thereto Vice               1993
                                        President, Exploration (Western Division) since 1993.



Name                           Age                      Office And Experience                                   Officer Since
----                           ---                      ---------------------                                   -------------
RICHARD A. WINTERS              36      Vice President, Corporate Development since August 1995; prior              1995
                                        thereto Senior Analyst, Robertson Stephens & Co. from August 1994;
                                        prior thereto Senior Engineer, Phelps Dodge Mining Co. from January
                                        1993 to August 1994.


                      Compensation of Executive Officers

The following table sets forth in summary form the compensation received during each of the Company's last three fiscal years by the Chief Executive Officer of the Company and by the five most highly compensated officers during the fiscal year ended December 31, 1998 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                    Long-Term Compensation
                                   ---------------------------------------                    (1)
                                                                          ----------------------------------------
                                                                                             Awards
                                                                          ----------------------------------------
                                                                                 Number of           Number of
                                                                                Securities          Securities
                                                                                Underlying          Underlying
                                                              Other              Options             Options
Name and Principal                   Salary    Bonus          Annual            Granted by          Granted by        All Other
Position                      Year   (US$)     (US$)       Compensation         the Company          Guyanor        Compensation
                                      (2)       (3)           (US$)               (#) (6)              (#)              (US$)
------------------------------------------------------------------------------------------------------------------------------------
David A. Fennell             1998   215,250   32,804       189,279 (4)                  0                 0          600,225 (7)(10)
President and Chief          1997   258,300   40,000       206,477 (4)            150,000           100,000           17,364 (7)
Executive Officer (8)        1996   246,000   40,000       204,917 (4)            150,000           375,000           17,912 (7)
------------------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland            1998    33,600      N/A           N/A                 50,000                 0                0
Chairman and Chief Executive 1997       N/A      N/A           N/A                 30,000                 0                0
Officer (9)                  1996       N/A      N/A           N/A                 40,000                 0                0
------------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni               1998   190,000        0               (5)                  0                 0                0
Vice President,              1997   190,000        0               (5)             35,000            18,000                0
Brazil                       1996   185,000        0               (5)             25,000            50,000                0
------------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields              1998   190,000        0               (5)                  0                 0                0
Vice President,              1997   190,000        0               (5)             35,000             18,000               0
Guyana                       1996   185,000        0               (5)             25,000             50,000               0
------------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell               1998   186,500        0               (5)                  0                  0           2,569 (7)
Vice-President and Chief     1997   186,500   10,000               (5)             40,000             20,000           1,364 (7)
Financial Officer            1996   180,000        0        14,571                 30,000             85,000             740 (7)
------------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin            1998   160,000        0               (5)                  0                  0           2,321 (7)
Vice-President, General      1997   160,000   10,000               (5)             40,000             20,000           1,174 (7)
Counsel and Secretary        1996   135,000   15,000               (5)             25,000             50,000             271 (7)
------------------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming            1998   183,333        0               (5)                  0                  0          77,695 (7)(11)
Executive Vice-President,    1997   200,000   10,000               (5)             40,000             20,000           1,461 (7)
Exploration (8)              1996   230,000        0               (5)            150,000            125,000               0 (7)
------------------------------------------------------------------------------------------------------------------------------------

(1) There were no long-term incentive plan payouts during the periods indicated.
(2)   The dollar value of base salary (cash and non-cash) earned.
(3) The dollar value of bonuses (cash and non-cash) earned. The 1997 bonuses were declared December 16, 1997 and the 1996 bonuses were declared January 1, 1997.
(4) Pertains to deemed taxable benefit of interest free loans from the Company. See "Indebtedness of Directors and Officers."
(5) Other annual compensation, including perquisites and other personal benefits, securities or property, did not exceed 10% of the total of the annual salary and bonus, if applicable.
(6) Upon exercise of the options granted prior to March 14, 1995, the holder will receive one-fifth of one Class B share of Guyanor for each one Common Share acquired.
(7) These amounts are in respect of premiums paid for life insurance for the benefit of these executives.
(8) Mr. David Fennell resigned as of October 27, 1998 and Mr. Adrian Fleming resigned as of November 27, 1998.
(9) Mr. Pierre Gousseland, Chairman of the Company, was appointed Acting Chief Executive Officer for the interim period after the resignation of Mr. David Fennell and the appointment of its successor Mr. James Askew on March 8, 1999. The compensation was paid to Mr. Gousseland as non-executive Chairman.
(10) For 1998, it also includes $597,000 paid pursuant to a Separation Agreement and Release.
(11) This amount includes $75,000 paid in February 1999 pursuant to a Separation Agreement and Release, in connection with Mr. Fleming's November 27, 1998 resignation.

Employment, Change of Control Agreements and Other Agreements

The Company has entered into employment agreements with Messrs. Bell and Peloquin (the "Executives"). The terms of the agreements are substantially the same. The agreements are for a three-year term unless terminated as provided hereinafter. After the expiration of the three-year term, the agreements are automatically renewed on a year-to-year basis unless terminated as follows. In the event the agreements are terminated by the employee for "good reason" or by the Company "without cause", Messrs. Bell and Peloquin would be entitled to a lump sum payment equal to the salary, bonus and benefits to which he would have been entitled to receive for a period of one year after the termination and all stock options granted to them would become immediately vested and would remain exercisable for a period of one year from the termination date. Messrs. Bell and Peloquin's current base annual salaries are $186,500 and $160,000 respectively.

The Company also has employment agreements with Messrs. Carlos Bertoni and Hilbert Shields, the terms of which are substantially the same. The two contracts were executed as of January 1, 1994 for an initial term of three years. They have been automatically renewed from year to year in accordance the agreements. Messrs. Bertoni and Shields are paid a base salary of $154,000 per year. As Messrs. Bertoni and Shields are based in South America, each is also entitled to a living allowance of $36,000 per year. The Company may terminate either of Mr. Bertoni's or Mr. Shields' employment without cause on twelve months' written notice. If either Mr. Bertoni or Mr. Shields' employment is terminated upon the occurrence of a change in control of the Company, he would be entitled to receive his salary for a period of twelve months.

In December 1997, the Company entered into a change of control agreement with Messrs. Bell and Peloquin. A "change of control" is deemed to have occurred if:
(i) any "Person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; (ii) within any period of two consecutive years there shall cease to be a majority of the Board comprised of individuals who at the beginning of such period constitute the Board and of any new director(s) whose election was approved by a vote of at least two-thirds (2/3) of the directors then still in office; (iii) the shareholders of the Company approve a merger of, or consolidation or amalgamation involving, the Company in which (A) the Company's Common Shares are converted into shares or securities of another Company, or into cash or other property, or (B) the Common Shares of the Company are not converted but in which more than forty percent (40%) of the Common Shares of the surviving corporation in the merger or amalgamation is owned by shareholders other than those shareholders of the Company who owned such amount prior to the merger; (iv) the shareholders of the Company approve a plan of complete liquidation of the Company, or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.
In the event an Executive's employment is terminated within 24 months of a change of control, (unless such termination was (i) because of the death or disability of such Executive, (ii) by the Company for cause, or (iii) by such Executive without "good reason"), such Executive will be entitled to (A) a lump sum severance payment equal to two times such Executive's base annual salary and annual bonus paid for the prior year, (B) all the outstanding stock options previously granted to such Executive will become fully exercisable and vested, and (C) full benefits such as health, dental, disability and life insurance for a period of 24 months from the termination date (except if such Executive starts full time employment with another company).

See "Report on Executive Compensation" below for discussion about amendments to the Executives' employment and change of control agreements described hereinafter.

On October 28, 1998, the Company entered into a Separation Agreement and Release with David A. Fennell, its then President and Chief Executive Officer. Mr. Fennell's resignation in such capacity became effective as of October 27, 1998. Under this agreement, the Company paid to Mr. Fennell $597,000, the equivalent of two years of salary. Mr. Fennell is also entitled to reimbursement of certain expenses for up to $81,200, $10,000 of which were paid so far.

The Company also entered into a Separation Agreement and Release with Adrian Fleming as of February 9, 1999. This agreement confirmed Mr. Fleming's resignation as of November 27, 1998. Under this agreement, Mr. Fleming received a gross payment of $75,000, the equivalent of 4 1/2 months of salary.

Report on Executive Compensation

The Compensation Committee first established in 1992 was abolished in December 1998. The Compensation Committee had always been comprised of non-employee directors and its members in 1998 were Messrs. Martin (Chairman), Mazankowski, Minto, Morton and Gousseland (ex-officio). The Board which is currently comprised of non-employee directors only has taken over the responsibility of the Compensation Committee. Their responsibility includes approving compensation arrangements for all executive officers of the Company and of Guyanor, its controlled subsidiary (subject to the approval of the Board of Directors of Guyanor). Cash and benefits compensation is provided for in employment agreements which have been negotiated and entered into with the President and Chief Executive Officer and the Vice-Presidents of the Company. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public gold exploration companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and a subjective evaluation of each individual's role and performance in advancing the successful development of the Company, the officer's performance in general, the Company's performance and a comparison of salary ranges for executives of other similar companies in the mining industry.

During 1998, executive compensation consisted of base salary and living allowances (for executives working overseas). One executive officer received a stock bonus. The base salaries of the Executives have not been increased since December 1996. In addition, in response to continuing weak gold prices and to conserve cash, the Board is currently negotiating with the executive officers of the Company for a reduction in their benefits under their employment and change of control agreements, including a reduction in their base salaries.

Because the Company is in an early stage mineral development business, the Board (and prior to December 1998, the Compensation Committee) considers an essential element of its compensation arrangements for executive officers to consist of options to purchase Common Shares and stock bonuses in order to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Board considers, among other things, the officer's position, salary, and previous and anticipated accomplishments. There were no stock option grants to executive officers in 1998. The Board, however, approved in January 1999 amendments to stock options that would, if approved by the shareholders at the Meeting, substantially reduce the exercise price of the executive officers' stock options and reduce the number of their outstanding options by 20%. See "Amendments to Stock Options granted to Directors and Senior Officers of the Company" for more information about the repricing.

Submitted by the Board of Directors: Pierre Gousseland (Chairman), David K. Fagin, Philip S. Martin, Ernest Mercier, Roger D. Morton, Richard Stark and Robert Stone

Stock Option Plan

The Company has a 1997 Stock Option Plan, as amended (referred to herein as the "Plan") which provides to certain key employees, consultants and directors of the Company and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Company through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components:
(i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and (ii) a non-discretionary component, under which options are automatically granted, on an annual basis, to non-employee directors.

The Plan is currently administered by the Board. The Board has the authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Plan. Subject to certain other limitations, the maximum number of shares that can be issued under the Plan is 5,600,000.

Under the terms of the non-discretionary component of the Plan, each person who is first elected, appointed or otherwise first becomes a non-employee director will generally be automatically granted an option to purchase 40,000 Common Shares as of the date on which such person first becomes a non-employee director. Upon a non-employee director being re-elected at each successive annual general meeting of the Company, he will generally be automatically granted then an additional option to purchase 10,000 Common Shares. With respect to any non-discretionary option, each option is exercisable for a period of ten years from the date of the grant. Each initial option and annual option vests and becomes fully exercisable on the date of grant and the exercise price of such options may not be less than the fair market value of the Common Shares on the date of the grant. Also see "Election of Directors--Compensation of Directors--Stock Options".

Options granted under the discretionary component of the Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. In addition, such options may be subject to vesting conditions established by the Board and provided in the option agreement evidencing the grant of such option.

Provision is made in the Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Company of the Common Shares acquired through the exercise of an option and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Company for any reason other than death.

Stock Option Grants

No stock options were granted to the Named Executive Officers in the last fiscal year.

Stock Option Exercises and Year-End Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers. There were no exercises of stock options to purchase Common Shares or Class B shares of Guyanor during the fiscal year ended December 31, 1998 by the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

Name of Optionee        Common       Aggregate
and Company             Shares        Value          Number of Securities          Value of Unexercised In-the-
Whose Shares are       Acquired      Realized       Underlying Unexercised         money Options at Fiscal Year
Subject of Options    on Exercise     (Cdn.$)     Options at Fiscal Year End            End (Cdn.$) (2)
Granted                   (#)                     --------------------------------------------------------------
                                                  Exercisable     Unexercisable    Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------------
David A. Fennell
  Company                    0            N/A        353,400 (1)         49,500              0                 0
  Guyanor                    0            N/A      1,040,052             33,000              0                 0
------------------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming
  Company                    0            N/A        206,800             13,200              0                 0
  Guyanor                    0            N/A        148,400              6,600              0                 0
------------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell
  Company                    0            N/A        306,800             13,200              0                 0
  Guyanor                    0            N/A        126,451              6,600              0                 0
------------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin
  Company                    0            N/A        166,800 (1)         13,200              0                 0
  Guyanor                    0            N/A        103,400              6,600              0                 0
------------------------------------------------------------------------------------------------------------------------------------
Carlos Bertoni
  Company                    0            N/A        163,450             11,550              0                 0
  Guyanor                    0            N/A        412,060              5,940              0                 0
------------------------------------------------------------------------------------------------------------------------------------
Hilbert Shields
  Company                    0            N/A        138,450             11,550              0                 0
  Guyanor                    0            N/A        102,060              5,940              0                 0
------------------------------------------------------------------------------------------------------------------------------------

(1) Upon exercise of options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired.
(2) For all unexercised options held as of December 31, 1998, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1998, the closing price on the TSE of each of the Common Shares and the Guyanor Class B shares was Cdn.$1.55 and Cdn.$0.60, respectively.

Stock Bonus Plan

In December 1992, the Company established an Employees' Stock Bonus Plan (the "Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Company or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Company or any of its subsidiaries. The Bonus Plan provides that a specifically designated committee of the Board (currently the Compensation Committee) may grant bonus Common Shares on terms that the Compensation Committee may determine, within the limitations of the Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares issuable under the Bonus Plan is limited to 320,000 Common Shares. In addition, in any calendar year such reservation is limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Company).

A total of 32,783 Common Shares were issued under the Bonus Plan in 1998. Of these bonus Common Shares, 18,608 were issued to David A. Fennell, a Named Executive Officer.

                              LIABILITY INSURANCE

The Company has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Company against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Company. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Company and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was US$147,000; the policy coverage is US$5,000,000 per claim and in aggregate in any policy year. Expenses for the Company per claim not covered by the policy ranges between nil and US$250,000.


                    INDEBTEDNESS OF DIRECTORS AND OFFICERS

At April 27, 1999, the total amount of indebtedness outstanding to the Company which was entered into in connection with a purchase of securities of the Company by directors, officers and employees of the Company or any of its subsidiaries was Cdn.$4,462,371. The following table sets forth information with respect to indebtedness incurred by any director or officer of the Company in connection with an acquisition by such officer or director of Common Shares. The loans indicated were granted pursuant to the Plan. See "Stock Option Plan" for a description of the terms of the loans.

            TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

                                                                                      Financially Assisted
                                                                                     Securities Purchases
                                           Largest Amount            Amount                During the
                                        Outstanding During the    Outstanding            Financial Year
                       Involvement of   Financial Year Ended         as at                  Ended
   Name and              Issuer or         Dec. 31, 1998         April 27, 1999          Dec. 31, 1998         Security for
Principal Position      Subsidiary            (Cdn.$)               (Cdn.$)                  (#)               Indebtedness
------------------------------------------------------------------------------------------------------------------------------
David A. Fennell (1)      Lender             4,359,932               4,359,932                  0                  Common
President and Chief                                                                                                Shares
Executive Officer
------------------------------------------------------------------------------------------------------------------------------
Richard A. Winters        Lender               102,439                 102,439                  0                  Common
Vice-President,                                                                                                    Shares
Corporate
Development
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Fennell resigned on October 27, 1998. The loan became due on November 27, 1999. No amounts were reimbursed. On April 5, 1999, the loan was forgiven and the 667,792 Common Shares that were pledged to the Company were canceled.

At April 27, 1999, the total amount of indebtedness outstanding to the Company which was entered into other than in connection with a purchase of securities of the Company by directors, officers and employees of the Company or any of its subsidiaries was $998,833. The following table sets forth information with respect to such indebtedness incurred by any director or officer of the Company.

   TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                 OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

                                                                        Largest Amount
                                                                    Outstanding During the
                                                                     Financial Year Ended            Amount Outstanding as
                                     Involvement of issuer            December 31, 1998                at April 27, 1999
Name and Principal Position            or Subsidiary                        (US$)                             (US$)
------------------------------------------------------------------------------------------------------------------------------
Louis O. Peloquin (1)                     Lender                            32,833
Vice-President, General Counsel and
Secretary
------------------------------------------------------------------------------------------------------------------------------
David K. Fagin (2)                        Lender                           966,000                           966,000
Director
------------------------------------------------------------------------------------------------------------------------------

(1) The loan to Mr. Peloquin was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate and is repayable in August 1999.
(2) The loan to Mr. Fagin was made when he was an employee of the Company in connection with different exercises of option under the Plan. Mr. Fagin ceased to be an employee on December 31, 1997 and the loan became due 30 days later in accordance with the Plan. The Board granted him a one-year extension for the repayment of the loan. The loan became due and payable on January 31, 1999. The Board is currently negotiating with Mr. Fagin the terms for the repayment of the loan. The loan does not bear interest. As security for the repayment of the loan, 350,000 Common Shares of the Company and 20,000 Class B shares of Guyanor were pledged in favor of the Company.


                               PERFORMANCE GRAPH

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1994 through 1998, together with the total shareholder return of the TSE 300 Total Return Index and the TSE Gold and Precious Metals Index. The graph assumes an initial investment of US$100 at December 31, 1993. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

                                             12/31/93  12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
-----------------------------------------------------------------------------------------------------------
Golden Star Resources Ltd.
Dollar Value                                      100     67.50      42.92     106.87      42.92       9.18
Annual Return                                            -32.50%    -57.08%      6.87%    -70.40%    -90.82%
-----------------------------------------------------------------------------------------------------------
TSE 300 Total Return Index
Dollar Value                                      100     97.50     109.07     137.15     155.03     150.09
Annual Return                                             -2.50%      9.07%     37.15%     55.03%     50.09%
-----------------------------------------------------------------------------------------------------------
TSE Gold and Precious Metals Index
Dollar Value                                      100     89.60      97.33     105.64      59.62      55.35
Annual Return                                            -10.40%     -2.67%      5.64%    -40.38%    -44.65%
-----------------------------------------------------------------------------------------------------------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and officers of the Company are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation in corporations, partnerships or joint ventures which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Company. As required by law, each of the directors of the Company is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Company.

Except as otherwise disclosed herein, since January 1, 1998, no insider of the Company, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, nor has any director of the Company been involved, directly or indirectly, in any business or professional relationship with the Company in connection with the provision by the director or the Company of property, services or financing to the other. See "Executive Officers-Employment, Change of Control Agreements and Other Agreements".


                            APPOINTMENT OF AUDITOR

The persons named in the enclosed proxy form intend to vote for the re-appointment of PricewaterhouseCoopers, Chartered Accountants (a firm formed by the merger of Price Waterhouse and Coopers & Lybrand) as auditor of the Company to hold office until the next annual general meeting of shareholders and to authorize the directors of the Company to fix the auditor's remuneration. PricewaterhouseCoopers (then Coopers & Lybrand) was first appointed the auditor of the Company on May 16, 1992.

A representative of the firm of PricewaterhouseCoopers will be present at the Meeting, will have an opportunity to make a statement if desired and will be available to answer any questions shareholders may have with respect to the financial statements of the Company for the fiscal year ended December 31, 1998.

                  AMENDMENTS TO THE SHAREHOLDERS' RIGHTS PLAN

On June 11, 1996, the shareholders of the Company approved a shareholder rights agreement dated April 24, 1996 (the "Rights Agreement") between the Company and CIBC Mellon Trust Company (then The R-M Trust Company) as rights agent. Pursuant to the Rights Agreement, one right (a "Right") is issued with each Common Share of the Company. The Rights Agreement will, if not extended, expire on June 30, 1999.

The Rights Agreement is designed to ensure that all shareholders receive fair treatment in the event of a take-over bid or tender offer or other acquisition that could lead to a change in control of the Company. The Rights Agreement is not intended to deter take-over bids or tender offers or other acquisitions but could have the effect of extending the time before any such transaction may be completed. The Rights Agreement also provides the Board and the shareholders with more time to fully consider any unsolicited take-over bid for the Company and to allow the Board to pursue, if appropriate, other alternatives to maximize shareholder value.

Without a shareholder rights plans, it would be possible for a bidder to acquire effective control, over a relatively short period of time, through open market and private purchases, using various techniques permitted under the securities legislation in Canada and the United States, without making a bid available to all shareholders. Shareholder rights plans are designed to prevent this occurrence.

The Board considered that it is appropriate and in the best interest of the Company and its shareholders to amend the Rights Agreement to extend its application beyond the current expiration date, June 30, 1999. On April , 1999, the Board approved, subject to shareholder and regulatory approvals, certain amendments to the Rights Agreement. The shareholders will be asked at the Meeting to approve these amendments to the Rights Agreement.

The text of the resolution to be submitted to the shareholders is as follows:

     "RESOLVED that the shareholder rights agreement dated April 24, 1996 (the "Rights Agreement") between the Company and CIBC Mellon Trust Company (then The R-M Trust Company) be amended as follows:

     1. the definition of "Expiration Time" in Section 1.1(25) of the Rights Agreement shall be deleted and the following be substituted therefor:

          "Expiration Time" means the close of business on the date that is the earlier of: (a) the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof; and (b) June 30, 2004, unless extended to June 30, 2009 pursuant to Section 5.2(2) hereof."

     2. Section 5.2 of the Rights Agreement shall be deleted and the following be substituted therefor:

          "5.2  Expiration and Extension of Expiration Time
                -------------------------------------------

          (1) No Person has any rights under this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in subsection 4.1(1) of this Agreement.

          (2) At the first annual meeting of the shareholders of the Corporation following June 30, 2003, provided that the Expiration Time has not occurred prior to such time, the Board of Directors may submit a resolution to the holders of Voting Shares of the Corporation, for their consideration, and if thought advisable, approval, extending the Expiration Time for the Rights to June 30, 2009. If the majority of votes cast on such resolution are voted for such extension, then the Expiration Time shall be the earlier of: (a) the time at which the right to exercise Rights shall terminate pursuant to Section
                5.1 hereof; and (b) June 30, 2009."

     3. In view of the Rights Agreement having been approved by the shareholders of the Company at the annual general meeting held on June 11, 1996, Section 5.15 of the Rights Agreement shall be amended by deleting the last sentence thereof, which reads as follows, in its entirety:

          "If this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares who vote in respect of confirmation of the Agreement at such meeting, this Agreement and all outstanding Rights terminate and become void at the close of business on the date of termination of such meeting.""

               AMENDMENTS TO STOCK OPTIONS GRANTED TO DIRECTORS
                      AND SENIOR OFFICERS OF THE COMPANY

General

On January 15, 1999, the Board of Directors approved, subject to any necessary shareholder and regulatory approvals, a resolution amending certain stock options (the "Existing Options") granted in favor of current (as of January 15, 1999) non-employee directors, senior officers and employees under the Company's 1997 Stock Option Plan, as amended (referred to herein as the "Plan") or other stock option plan in effect prior to the implementation of the Plan. The amendments to the Existing Options provide for (i) a reduction of the exercise price of each Existing Option from its original price to Cdn.$1.80 (the closing price of the Common Shares on the Toronto Stock Exchange on January 14, 1999) and (ii) a 20% reduction of the number of shares that can be purchased under each Existing Option. The other terms of the Existing Options do not change. On March 10, 1999, the Toronto Stock Exchange consented to the amendments of all such Existing Options granted to non-employee directors and to senior officers, subject to receiving the approval of disinterested shareholders at the Meeting. The amendments to the Existing Options granted to employees were approved without any conditions.

The Company believes that it is extremely important to motivate directors, management and employees to remain with the Company and to provide an incentive for them to provide maximum efforts for the Company and its shareholders. Stock options are a particularly important part of the overall compensation package offered by the Company. In addition, almost all exploration companies use stock options to attract and maintain employees and directors. When stock prices fall, however, the retention and incentive value of the options disappear.

As a result of the decline in the price of gold in the last 18 months, the Company has experienced a severe decline in the price of its Common Shares, with the share price having ranged from Cdn.$ to Cdn.$ per share. On May 4, 1999, the closing price of the Common Shares on the TSE was Cdn.$. None of the Existing Options original exercise price is below this price. The Company believes that such out-of-the-money or "underwater" stock options have little incentive value.

The Board has carefully considered various factors which it deems relevant in assessing whether to reprice the Existing Options, including market conditions, potential loss of employees, motivation, cost, potential dilution and other related factors. The Board believes that it is in the best interest of the Company and its shareholders to reduce the exercise price of the Existing Options to Cdn.$1.80 (the closing price of the Common Shares on the Toronto Stock Exchange on January 14, 1999). However, in exchange for the anticipated lower exercise price, the optionnee must forfeit 20% of the shares subject to the repriced option. The Company believes that the forfeiture of 20% of the Existing Options is adequate and appropriate consideration for the repricing.

It should also be noted that the senior officers of the Company did not receive any new stock option grants during 1998 and that several other exploration companies whose stock price had also substantially decline decided to do a repricing of options in the past year.

For more information about the 1997 Stock Option Plan, see "Stock Option Plan" above.

Tax Consequences

There are no tax consequences to the Company or to any optionnee receiving a repriced option.

Proposed Option Repricing

The Company is proposing to the shareholders to approved two separate resolutions. The first one is to approve amendments to stock options granted to directors of the Company as set forth in Schedule "A" attached. The second one is to approve amendments to stock options granted to senior officers of the Company as set forth in Schedule "B" attached.

To be approved, each resolution must be passed by a majority of the votes cast by the disinterested holders of Common Shares at the Meeting, with each holder entitled to one vote for each share held, except for Common Shares held by optionees holding an Existing Options, together with their affiliates, all of whom will not be entitled to vote on this matter. To the best of the Company's knowledge, the Common Shares to be withheld from voting on the first resolution
by the non-employee directors total    Common Shares and the Common Shares to be
withheld from voting on the second resolution by the senior officers total Common Shares. In the event that the shareholders do not approve the amendment, the Existing Options will continue to be outstanding and will be exercisable by the optionees at their respective original exercise price.

If the first resolution is approved, the total number of shares granted to the non-employee directors under the Existing Options would be reduced from an aggregate of 1,073,000 Common Shares to an aggregate of 858,400 Common Shares. The original exercise price of their options ranges between Cdn.$2.76 and Cdn.$24.40. If the second resolution is approved, the total number of shares granted to the senior officers under the Existing Options would be reduced from an aggregate of 953,780 Common Shares to an aggregate of 763,024 Common Shares. The original exercise price of their options ranges between Cdn.$3.40 and Cdn.$18.45. If these resolutions are approved, the shares represented by the 20% being forfeited can be used for new stock option grants under the Plan.

The following table sets forth the number of Existing Options granted to the Named Executive Officers whose options are being repriced and to the Groups and a range of the exercise price of these options. As of March 31, 1998, the aggregate market value of the Common Shares underlying the Existing Options was approximately $, based on a price per share of $ on that date.

               OPTIONS GRANTED UNDER THE 1997 STOCK OPTION PLAN

                                                   ORIGINAL GRANT                                       IF APPROVED
                                        Number of           Range of Exercise        Number of Shares         Price/Shares
                                         Shares              Prices in Cdn.$          reduced by 20%            in Cdn.$
Pierre Gousseland                        80,000               3.40 to 19.00              64,000                   1.80
Chairman and Chief Executive Officer
Carlos Bertoni                          175,000               3.40 to 18.45             140,000                   1.80
Vice President Brazil
Hilbert Shields                         150,000               3.40 to 18.45             120,000                   1.80
Vice President Guyana
Gordon J. Bell                          320,000               3.40 to 18.45             256,000                   1.80
Vice President and Chief Financial
 Officer
Louis O. Peloquin                       180,000               3.40 to 18.45             144,000                   1.80
Vice President, General Counsel and
 Secretary
Executive Officers as a group           953,780               3.40 to 18.45             763,024                   1.80
Non-employee directors as a group     1,073,000               2.76 to 24.40             858,400                   1.80

As stated above, to be approved, each resolution must be passed by a majority of the votes cast by the disinterested holders of Common Shares at the Meeting.
See the text of the two resolutions attached as Schedules "A" and "B" hereto.

THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENTS TO STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTOR OF THE COMPANY AND AMENDMENTS TO STOCK OPTIONS GRANTED TO SENIOR OFFICERS OF THE COMPANY. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNERWILL BE VOTED IN FAVOR OF THE TWO RESOLUTIONS.


             CONTINUANCE UNDER THE YUKON BUSINESS CORPORATIONS ACT

Management of the Corporation has determined it to be in the best interests of the Company to make application for a continuance under the Yukon Business Corporations Act (the "YBCA"). The change of corporate jurisdiction is being sought so that the Company may have a board of directors of which a majority of the members are not resident Canadians which is a requirement under the CBCA. The Company would like to have the ability to have a board of directors that could be comprised of a majority of non-resident Canadians in order to attract persons to serve on the Board based on their qualifications and experience rather than based on their residence, particularly when all of the Company's mineral properties are located outside Canada and the Company's head office is located outside Canada. The YBCA does not have a requirement that a majority of directors must be resident Canadians. Accordingly, the Company wishes to continue its jurisdiction of incorporation from the federal Canadian jurisdiction to the Yukon Territory.

As part of the continuance the Company will adopt, in substitution for the existing articles and bylaws of the Company, articles of continuance and bylaws in accordance with the YBCA. It is proposed that the articles of continuance would reflect provisions that are substantially the same as those currently applicable to the Company. The share capital structure, along with the special rights and restrictions attached to the shares, is set out in the articles of continuance to be approved at the Meeting which are attached as Appendix 1 to the special resolution attached as Schedule "C" hereto.

Shareholders will be asked to consider, and if thought fit, to approve the following special resolution to continue the Company under the YBCA which is replicated, with the Appendices thereto, as Schedule "C" hereto:

     "RESOLVED, as a special resolution, that:

     1. the Company be authorized, for the purposes of section 188 of the Canada Business Corporations Act, to apply to the Registrar of Corporations of the Yukon Territory for an instrument of continuation to continue the Company into the Yukon Territory under the Yukon Business Corporations Act ("YBCA") as if it had been incorporated under the YBCA;

     2. the articles and bylaws of the Company be amended by substituting all of the provisions thereof with, respectively, the provisions set out in the Articles of Continuance, a copy of which is annexed hereto as Appendix 1, and the form of bylaws annexed hereto as Appendix 2 and that such Articles of Continuance and bylaws be and same are hereby approved;

     3. any one of the directors or officers of the Company be, and is hereby, authorized and empowered, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments, and to do or to cause to be done all such other acts and things as may be, in the opinion of such director or officer, necessary or desirable in order to fulfill the intent of the foregoing paragraphs of this resolution; and

     4. this special resolution may be revoked by the board of directors of the Company without further approval of the shareholders of the Company at any time prior to the filing of the Articles of Continuance with the Registrar of Corporations under the YBCA."

In order to be acted upon, the CBCA requires that the special resolution for the continuance be passed, with or without variation, by a majority of at least two-thirds of the votes cast by shareholders who vote, in person or by proxy, on the special resolution.

The continuance of the Company into the Yukon Territory is subject to any necessary approvals of regulatory authorities having jurisdiction over the Company.

See "Dissent Rights of Shareholders" for a description of dissent rights which are available to registered shareholders in respect of the continuance.

The effect of the continuance will be to change the legal jurisdiction of incorporation of the Company from the federal laws of Canada to the laws of the Yukon Territory. Notwithstanding the continuance of the Company from the federal jurisdiction to the Yukon, the CBCA and the YBCA provide that all the rights of the creditors of the Company against the Company's property, rights and assets and all liens on the Company's property, rights and assets are unimpaired by the continuance. All debts, contracts, liabilities and duties of the Company from then on attach to the Company as continued into the Yukon and continue to be enforceable against it as if the Company had remained incorporated under the CBCA. The derivative action, oppression, dissent and appraisal rights provisions of the YBCA are substantially similar to the CBCA.

Exchange of Share Certificates

If the continuance to the Yukon Territory is effected, the Company will send a letter to each holder of Common Shares advising of the effectiveness of the continuance. Following effectiveness of the continuance, new Common Share certificates reflecting the Yukon jurisdiction will be issued in the normal course further to share transfers and other share transactions or upon request.

Dissent Rights of Shareholders

Pursuant to section 190(1) of the CBCA, registered shareholders of the Company are entitled to dissent rights. The result of these dissent rights is that, pursuant to section 190(3) of the CBCA, dissenting shareholders are entitled to be paid the fair value for the shares in respect of which they dissent. Pursuant to section 190(5) of the CBCA, a dissenting shareholder of the Company may, at or before the Meeting at which the special resolution is to be considered, provide a written objection to the proposed continuance, in which event section 190 of the CBCA applies. A copy of section 190 of the CBCA is attached as Schedule "D".

A dissenting shareholder must dissent in respect of all of the shares held by the shareholder of record and all shares in respect of which dissent rights are exercised must be registered in the name of the dissenting shareholder. A shareholder of the Company is not entitled to dissent with respect to the shareholder's shares if the shareholder votes any of those shares in favour of the special resolution authorizing the continuance.

After the special resolution is approved by the shareholders, the Company will notify dissenting shareholders of this fact within 10 days of such approval. Each dissenting shareholder is then required, within 20 days after the Company gives such notice to send to the Company a written notice demanding payment of the fair value of the shares in respect of which the shareholder dissents. Not later than seven days after the receipt of such notice, the Company must make an offer to pay for those shares in an amount considered by the Board of Directors to be the fair value thereof, or notify the dissenting shareholders that the Company is unable lawfully to pay the dissenting shareholder for the shares as it would then not meet the CBCA's solvency tests as set out in section 190(26) of the CBCA. Any such offer made by the Company must be accepted by a dissenting shareholder within 30 days and the Company must pay for the dissenting shareholder's shares within 10 days after such acceptance.

The CBCA requires strict adherence to the dissent procedures established therein and failure to do so may result in the loss of all of the dissenter's rights. Accordingly, each shareholder of the Company who might desire to exercise the dissent rights in respect of the special resolution for the continuance should carefully consider and comply with the provisions of section 190 of the CBCA and consult with the shareholder's legal advisor.

Address for Notice

All notices to the Company relating to the exercise of the dissent rights pursuant to section 190 of the CBCA must be addressed to the Company at the registered office of the Company at 19th Floor, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H4.

Result of Numerous Shares Being Subject to Exercise of Dissent Rights

Management does not anticipate that a material number of shares of the Company will be subject to the exercise of dissent rights. The Board of Directors may, however, abandon the continuance of the Company to the Yukon without further approval of the shareholders if shares in excess of one percent of the issued and outstanding shares in the Company are subject to the exercise of dissent rights.


              Advance Shareholder Approval for Private Placements

The Company from time to time investigates opportunities to raise financing on advantageous terms. It expects to undertake one or more financings over the next year and expects some of them to be structured as private placements.

Under the rules of the TSE the aggregate number of shares of a listed company which are issued or made subject to issuance (i.e. issuable under a share purchase warrant or option or other convertible security) by way of one or more private placement transactions during any particular six-month period must not exceed 25% of the number of shares outstanding (on a non-diluted basis) prior to giving effect to such transactions (the "TSE 25% Rule"), unless there has been shareholder approval of such transactions. Such private placement transactions are generally those which are made pursuant to various exemptions from registration and prospectus requirements under applicable securities legislation and those transactions which are not fully marketed public offerings (collectively, "Private Placement Transactions").

The application of the TSE 25% Rule may restrict the availability to the Company of funds which it may wish to raise in the future through such Private Placement Transactions.

In particular, management of the Company considers it to be in the best interests of the Company to raise funds through Private Placement Transactions for working capital and Company operations. The TSE has a working practice that it will accept advance approval by shareholders in anticipation of Private Placement Transactions that may exceed the TSE 25% Rule, provided such Private Placement Transactions are completed within 12 months of the date such advance shareholder approval is given.

As at April 27, 1999, the Company had issued and outstanding 29,649,457 Common Shares and the Company proposes that the maximum number of Common Shares which either would be issued or made subject to issuance under one or more Private Placement Transactions within the 12-month period following the date of the Meeting would not exceed 20,000,000 Common Shares in the aggregate, or 67.45% of the Company's issued and outstanding Common Shares as at April 27, 1999.

Any Private Placement Transactions proceeded with by the Company under the advance approval being sought at the Meeting will be subject to the following additional restrictions:

(a)  each must be substantially with parties at arm's length to the Company;
(b)  each cannot materially affect control of the Company;
(c) each must be completed within a 12-month period following the date the shareholder approval is given; and
(d) each must comply with the pricing rules for Private Placement Transactions of the TSE and the American Stock Exchange ("AMEX"); and
(e)  each will still be subject to the approval of the TSE and AMEX.

In addition, the terms of the Common Shares to be issued in any Private Placement Transaction will be determined by the Board of Directors of the Company and no further authorization for any such issuance by a vote of the Company's shareholders will be solicited prior to such issuance. The TSE and the AMEX will, however retain the discretion to decide whether or not a particular Private Placement Transaction is "substantially" at arm's length or will materially affect control in which case specific shareholder approval may be required.

In anticipation that the Company may wish to enter into one or more Private Placement Transactions in the next 12 months that will result in it issuing and/or making issuable such number of its Common shares, taking into account any shares that may be issued upon exercise of any warrants, options or other rights granted in connection with Private Placement Transactions, that will exceed the TSE 25% Rule, the Company requests that its shareholders pass an ordinary resolution in the following terms:

     "RESOLVED that the issuance by the Company in one or more private placement transactions during the 12-month period commencing June 15, 1999 of such number of securities that would result in the Company issuing or making issuable 20,000,000 Common Shares of the Company, as is more particularly described in the Company's Information Circular dated May , 1999, is hereby approved."


                              1998 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 1998 was mailed to the registered shareholders of the Company on April 30, 1999. The consolidated financial statements of the Company, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 1998, 1997 and 1996 and management's discussion and analysis of the Company's financial condition and results of operations are included in the Annual Report.


                          2000 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Company's proxy statement, shareholder proposals for the 2000 Annual Meeting of Shareholders must be received at the Company's corporate office, 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264, Attention: Corporate Secretary, on or before January 1, 2000.


                           AVAILABILITY OF DOCUMENTS

The following documents, filed with various securities commissions or similar authorities in various provinces of Canada, may be obtained by shareholders of the Company on request without charge from the Secretary of Golden Star Resources Ltd., 1660 Lincoln Street, Suite 3000, Denver, Colorado, USA 80264 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303) 830-9094):

a) Annual Report of the Company on Form 10-K for the year ended December 31, 1998, together with any document, or the pertinent pages of any document, incorporated by reference in the Annual Information Form;

b) comparative audited consolidated financial statements of the Company and the notes thereto as at and for the fiscal years ended December 31, 1998, 1997 and 1996, together with the report of the auditors thereon (which are all included in the Annual Report of the Company accompanying this Management Information Circular), and any interim financial statements of the Company that may be subsequently filed; and

c) the Company's Management Proxy Circular dated April 28, 1998 for its annual general meeting of shareholders held on June 16, 1998.

                          INCORPORATION BY REFERENCE

     The Securities and Exchange Commission allows the Company to "incorporate by reference" in this proxy statement information the Company is required to disclose to its shareholders, which means that the Company can disclose such information to its shareholders by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. We incorporate by reference the documents listed above under clauses
(a) and (b) of "Available Information". Shareholders may request a copy of these filings without cost by writing or telephoning the Company at the above address.

                                 OTHER MATTERS

Management of the Company is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.


                              DIRECTORS' APPROVAL

The contents and the sending of this circular to holders of the Common Shares, to each director of the Company, to the auditors of the Company and to the appropriate regulatory authorities have been approved by the directors of the Company. This circular contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


Dated at Denver, Colorado, this th day of May, 1999.



                                   Golden Star Resources Ltd.

                                   /s/ Louis O. Peloquin
                                   Vice President, General Counsel and Secretary

                                 SCHEDULE "A"

        AMENDMENTS TO STOCK OPTIONS GRANTED TO DIRECTORS OF THE COMPANY

BE IT RESOLVED THAT:
1. The exercise price of an aggregate of 1,073,000 stock options previously granted by the Company to certain non-employee directors, the detail of which are set out below, be adjusted so that all stock options be exercisable at Cdn.$1.80 and the number of shares that can be purchased under each of these options be reduced by 20%, all other terms and condition of such options remaining the same:


DIRECTORS
------------------------------------------------------------------------------------------------------------------------
  Name of Optionee               Number of Shares             Exercise Price                 Expiration Date
                                   Under Option
------------------------------------------------------------------------------------------------------------------------
David Fagin                                50,000                      $ 5.50                       December 17, 2002
                                          148,000                      $12.15                       October 7, 2003
                                           60,000                      $16.20                       September 26, 2004
                                          125,000                      $ 7.63                       December 15, 2005
                                           25,000                      $18.45                       December 18, 2006
                                           25,000                      $17.90                       February 10, 2007
                                           10,000                      $ 3.40                       December 16, 2007
------------------------------------------------------------------------------------------------------------------------
Pierre Gousseland                          40,000                      $19.00                       June 11, 2006
                                           10,000                      $12.00                       June 11, 2007
                                           20,000                      $ 3.40                       December 16, 2007
                                           10,000                      $ 3.80                       June 11, 2008
------------------------------------------------------------------------------------------------------------------------
Philip Martin                              40,000                      $ 8.05                       September 30, 2007
------------------------------------------------------------------------------------------------------------------------
Donald Mazankowski                         40,000                      $13.75                       June 17, 2004
                                           10,000                      $10.50                       June 20, 2005
                                           10,000                      $19.00                       June 20, 2006
                                           10,000                      $13.10                       June 20, 2007
                                           10,000                      $ 3.50                       June 20, 2008
------------------------------------------------------------------------------------------------------------------------
Ernest Mercier                             30,000                      $ 8.67                       January 30, 2005
                                           10,000                      $ 9.50                       January 30, 2006
                                           10,000                      $18.50                       January 30, 2007
                                           10,000                      $ 6.65                       January 30, 2008
------------------------------------------------------------------------------------------------------------------------
Robert Minto                               40,000                      $24.40                       September 1, 2006
                                           10,000                      $ 7.30                       September 1, 2007
------------------------------------------------------------------------------------------------------------------------
Roger Morton                               40,000                      $ 2.76                       June 26, 2002
                                           10,000                      $14.85                       July 6, 2003
                                           15,000                      $12.15                       October 7, 2003
                                           25,000                      $16.88                       May 16, 2004
                                           10,000                      $10.50                       May 16, 2005
                                           10,000                      $22.75                       May 16, 2006
                                           10,000                      $12.40                       May 15, 2007
                                           10,000                      $11.20                       June 10, 2007
                                           10,000                      $ 4.50                       May 15, 2008
------------------------------------------------------------------------------------------------------------------------
Richard Stark                              30,000                      $ 2.76                       June 26, 2002
                                           10,000                      $14.85                       July 6, 2003
                                           15,000                      $12.15                       October 7, 2003
                                           25,000                      $16.88                       May 16, 2004
                                           10,000                      $10.50                       May 16, 2005
                                           10,000                      $22.75                       May 16, 2006
                                           10,000                      $12.40                       May 15, 2007
                                           10,000                      $11.20                       June 10, 2007
                                           10,000                      $ 3.40                       December 16, 2007
                                           10,000                      $ 4.50                       May 15, 2008
------------------------------------------------------------------------------------------------------------------------
Robert Stone                               40,000                      $ 8.05                       September 30, 2007
------------------------------------------------------------------------------------------------------------------------

2. Any director or officer of the Company be, and he is hereby authorized for and on behalf of the Company, to execute, deliver, and file all such documents and instruments, and to do all such acts or things as may be necessary or desirable to give effect to the foregoing.

                                 SCHEDULE "B"

     AMENDMENTS TO STOCK OPTIONS GRANTED TO SENIOR OFFICERS OF THE COMPANY

BE IT RESOLVED THAT:
1. The exercise price of an aggregate of 953,780 stock options previously granted by the Company to certain non-employee directors, the detail of which are set out below, be adjusted so that all stock options be exercisable at Cdn.$1.80 and the number of shares that can be purchased under each of these options be reduced by 20%, all other terms and condition of such options remaining the same:

SENIOR OFFICERS
---------------------------------------------------------------------------------------------------------------------
     Name of Optionee            Number of Shares             Exercise Price                 Expiration Date
                                   Under Option
---------------------------------------------------------------------------------------------------------------------
Gordon Bell                             250,000                      $ 6.38                      November 6, 2005
                                        30,000                       $18.45                      December 18, 2006
                                        40,000                       $ 3.40                      December 16, 2007
---------------------------------------------------------------------------------------------------------------------
Carlos Bertoni                          25,000                       $ 5.50                      December 17, 2002
                                        25,000                       $12.15                      October 7, 2003
                                        25,000                       $16.20                      September 26, 2004
                                        40,000                       $ 7.63                      December 15, 2005
                                        25,000                       $18.45                      December 18, 2006
                                        35,000                       $ 3.40                      December 16, 2007
---------------------------------------------------------------------------------------------------------------------
Louis Peloquin                          50,000                       $13.05                      June 22, 2003
                                        25,000                       $16.20                      September 26, 2004
                                        40,000                       $ 7.63                      December 15, 2005
                                        25,000                       $18.45                      December 18, 2006
                                        40,000                       $ 3.40                      December 16, 2007
---------------------------------------------------------------------------------------------------------------------
Hilbert Shields                         25,000                       $12.15                      October 7, 2003
                                        25,000                       $16.20                      September 26, 2004
                                        40,000                       $ 7.63                      December 15, 2005
                                        25,000                       $18.45                      December 18, 2006
                                        35,000                       $ 3.40                      December 16, 2007
---------------------------------------------------------------------------------------------------------------------
Richard Winters                         21,780                       $ 9.13                      August 8,  2005
                                        33,000                       $ 7.63                      December 15, 2005
                                        34,000                       $18.45                      December 18, 2006
                                        40,000                       $ 3.40                      December 16, 2007
---------------------------------------------------------------------------------------------------------------------

2. Any director or officer of the Company be, and he is hereby authorized for and on behalf of the Company, to execute, deliver, and file all such documents and instruments, and to do all such acts or things as may be necessary or desirable to give effect to the foregoing.

                                 Schedule "C"

RESOLVED, as a special resolution, that:

1. the Company be authorized, for the purposes of section 188 of the Canada Business Corporations Act, to apply to the Registrar of Corporations of the Yukon Territory for an instrument of continuation to continue the Company into the Yukon Territory under the Yukon Business Corporations Act ("YBCA") as if it had been incorporated under the YBCA;

2. the articles and bylaws of the Company be amended by substituting all of the provisions thereof with, respectively, the provisions set out in the Articles of Continuance, a copy of which is annexed hereto as Appendix 1, and the form of bylaws annexed hereto as Appendix 2 and that such Articles of Continuance and bylaws be and same are hereby approved;

3. any one of the directors or officers of the Company be, and is hereby, authorized and empowered, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments, and to do or to cause to be done all such other acts and things as may be, in the opinion of such director or officer, necessary or desirable in order to fulfill the intent of the foregoing paragraphs of this resolution; and

4. this special resolution may be revoked by the board of directors of the Company without further approval of the shareholders of the Company at any time prior to the filing of the Articles of Continuance with the Registrar of Corporations under the YBCA.

              APPENDIX 1 TO YUKON CONTINUANCE SPECIAL RESOLUTION


                            ARTICLES OF CONTINUANCE

                                     YUKON
                           BUSINESS CORPORATIONS ACT
                                 (Section 190)



                                                                       Form 3-01
                                                         ARTICLES OF CONTINUANCE
--------------------------------------------------------------------------------
1.  Name of Corporation:

    GOLDEN STAR RESOURCES LTD.
--------------------------------------------------------------------------------
2. The classes and any maximum number of shares that the Corporation is authorized to issue:
    Schedule "A" annexed hereto is incorporated into these Articles of Continuance.
--------------------------------------------------------------------------------
3.  Restrictions, if any, on share transfers:

    None.
--------------------------------------------------------------------------------
4.  Number (or minimum and maximum number) of Directors:

    Not less than 3 nor more than 15.
--------------------------------------------------------------------------------
5.  Restrictions, if any, on business the Corporation may carry on:

    None.
--------------------------------------------------------------------------------
6.  If change of name effected, previous name:

    Not applicable.
--------------------------------------------------------------------------------
7.  Details of incorporation:

    Amalgamated by way of arrangement on May 15, 1992 under the Canada Business Corporations Act, incorporation number 282128-1.
--------------------------------------------------------------------------------
8.  Other provisions, if any:

    Schedule "B" annexed hereto is incorporated into these Articles of Continuance.
--------------------------------------------------------------------------------
9.  Date:
         ----------------------------


Signature:                                    Title:
          -------------------------------           -------------------------

                    SCHEDULE "A" TO ARTICLES OF CONTINUANCE

The classes and any maximum of shares that the Corporation is authorized to issue are as follows:

(a) The Corporation is authorized to issue an unlimited number of Common Shares having attached thereto, as a class, the following rights, privileges, restrictions and conditions:

     (i)     the right to vote;

     (ii) the right, subject to any preferential rights attaching to any other class or series of shares of the Corporation, to receive dividends as, when, and if declared on the Common Shares by the Corporation;

     (iii) notwithstanding (ii), no dividend may be declared or paid on the Common Shares if the Corporation is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes; and

     (iv) the right, subject to any preferential rights attaching to any other class or series of shares of the Corporation, to share in the remaining property of the Corporation upon dissolution or other distribution of assets for the purpose of winding up the Corporation's affairs.

(b) the Corporation is also authorized to issue an unlimited number of Preferred Shares having attached thereto, as a class, the following rights, privileges, restrictions and conditions:

     (i) the Preferred Shares may be issued from time to time in one or more series with each series to consist of such number of Preferred Shares as may, before the issue thereof, be determined by the directors of the Corporation.

     (ii) Before the first issue of Preferred Shares of a particular series the directors of the Corporation shall by resolution determine the designation, rights, privileges, restrictions and conditions attaching to that series of Preferred Shares, which rights are completely in the discretion of the directors of the Corporation subject to the requirements of the Business Corporations Act (Yukon).

                    SCHEDULE "B" TO ARTICLES OF CONTINUANCE

Other provisions, if any:

1. A meeting of the shareholders of the Corporation may, in the unfettered discretion of the directors of the Corporation, be held at any location in Canada or the United States specified by the Directors in the notice of such meeting.

2. The directors of the Corporation may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors of the Corporation shall not at any time exceed one third of the number of directors of the Corporation who held office at the expiration of the last annual general meeting of the Corporation, provided that the total number of directors shall not exceed the maximum number of directors fixed pursuant to the Articles.

              APPENDIX 2 TO YUKON CONTINUANCE SPECIAL RESOLUTION

                                  BYLAW NO. 1
 A Bylaw relating generally to the transaction of the business and affairs of
                GOLDEN STAR RESOURCES LTD. (the "Corporation")


                         SECTION ONE - INTERPRETATION

1.1 Interpretation. Words and expressions defined in the Business Corporations Act, Revised Statutes of the Yukon 1986, Chapter 15 as amended from time to time, and any Statute that may be substituted therefor, as amended from time to time (the "Act") have the same meanings when used in the Bylaws. Words importing the singular number include the plural and vice versa and words importing gender include masculine, feminine and neuter genders as required by the context.

1.2 Conflict with Act or Articles. The Bylaws are subject to the provisions of the Act and the articles of the Corporation and in the event of conflict between the provisions of any Bylaws and the provisions of the Act or the articles, the provisions of the Act or the articles shall prevail over the Bylaws.

1.3 Headings. The headings and indices used in the Bylaws are inserted for convenience of reference only and do not affect the interpretation of the Bylaws or any part thereof.


                   SECTION TWO - BUSINESS OF THE CORPORATION

2.1 Corporate Seal. The Board of Directors of the Corporation (the "Board") may adopt and change a corporate seal which shall contain the name of the Corporation and the Board may cause to be created as many duplicates thereof as the Board shall determine.

2.2 Execution of Instruments. The Board may from time to time direct the manner in which, and the person or persons by whom, any particular document or class of documents may or shall be signed and delivered. In the absence of a directors' resolution concerning the execution of any particular documents, documents shall be signed and delivered on behalf of the Corporation by two persons, one of whom holds the office of Chairman of the Board, President, Managing Director, Vice-President or director and the other of whom holds one of the said offices or the office of Secretary, Treasurer, Assistant-Secretary or Assistant-Treasurer or any other office created by bylaw or by resolution of the Board, including affixing the corporate seal to all such documents as may require the same.

2.3 Banking and Financial Arrangements. The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking and financial business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time prescribe or authorize.

2.4 Voting Rights in other Bodies Corporate. The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.5 Withholding Information from Shareholders. Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation shall be open to the inspection of shareholders and no shareholder shall have any right of inspection of any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of shareholders.

                      SECTION THREE - DIRECTORS AND BOARD

3.1 Calling of Meeting. Meetings of the Board shall be held from time to time and at such place as the Board, the Chairman of the Board, the Managing Director, the President or any two directors may determine.

3.2 Notice of Meetings. Notice of the time and place of Board meetings shall be given to each director in the manner provided in Section 9.1 not less than 48 hours before the time of the meeting.

3.3 Telecommunication. A director may participate in a Board meeting or a meeting of a committee of directors by means of telephone or other communication facilities that permit all directors participating in the meeting to hear each other.

3.4 Quorum. A quorum for Board meetings shall be a majority of the directors present in person or by telecommunication. If a quorum is not present within 15 minutes of the time fixed for the holding of the meeting, the meeting shall be adjourned for not less than 72 hours and notice of the time and place of the adjourned meeting shall be given to each director not less than 48 hours before the time of the adjourned meeting. If a quorum is not present within 15 minutes of the time fixed for the holding of the adjourned meeting, those directors present in person or by telecommunication shall constitute a quorum for the purpose of the adjourned meeting.

3.5 First Meeting of New Board. Provided a quorum of directors is present, each newly elected Board may, without notice, hold its first meeting immediately following the meeting of shareholders at which such Board is elected.

3.6 Regular Meetings. The Board may appoint a day or days in any month or months and a place and hour for regular meetings of the Board. A copy of any resolution of the Board fixing the day or days, the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

3.7 Casting Vote. At all Board meetings, each director shall have one vote and every question shall be decided by a majority of votes cast on each question. In the case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote in addition to the vote to which he may be entitled as a director.

3.8 Chairman. The chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting:

     a)  the Chairman of the Board; or

     b)  the President; or

     c) any Vice-President (and where more than one Vice-President is present at the meeting, then the priority to act as chairman as between them shall be in order of their appointment to the office of Vice-President).

If no such officer is present within 15 minutes from the time fixed for the holding of the meeting of the Board, the persons present shall choose one of their number then present to be chairman of that meeting.

3.9 Committees of Directors. Unless otherwise ordered by the Board each committee of directors shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

3.10 Remuneration and Expenses. The directors shall be paid such remuneration for their services as the Board may from time to time determine. The directors shall also be entitled to be reimbursed for travel expenses and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.


                            SECTION FOUR - OFFICERS

4.1 Appointment. The Board may from time to time appoint a Chairman of the Board, a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed. Subject to those powers and authority which pursuant to the Act may only be exercised by the directors, the officers of the Corporation may exercise, respectively, such powers and authority and shall perform such duties, in addition to those specified in the Bylaws, as may from time to time be prescribed by the Board. Except for the Chairman of the Board, if appointed, and the Managing Director, if appointed, an officer may, but need not be, a director.

4.2 Delegation. In case of the absence of any officer or employee of the Corporation or for any other reason that the Board may deem sufficient, the Board may delegate for the time being the powers and authority of such officer or employee to any other officer or employee or to any director of the Corporation.

4.3 Chairman of the Board. The Chairman of the Board, if appointed, shall be a director of the Corporation and shall be the chief executive officer of the Corporation. The Chairman of the Board shall preside at all meetings of the Board and may exercise such other powers and authority and shall perform the duties which the directors may from time to time prescribe. During the absence or disability of the Chairman of the Board, his or her duties shall be performed and his or her powers exercised by the Managing Director, if any, or if no Managing Director, by the President.

4.4 Managing Director. The Managing Director, if appointed, shall be a director of the Corporation, shall manage the operations of the Corporation generally, and may exercise such other powers and authority and shall perform such other duties as may from time to time be prescribed by the Board. During the absence or disability of the Chairman of the Board and/or the President, or if no Chairman of the Board and/or President have been appointed, the Managing Director shall also have the powers and duties of the Chairman of the Board and/or the President.

4.5 President. The President shall, subject to the authority of the Board, be responsible for the general supervision of the business and affairs of the Corporation and shall have such other powers and duties as the Board may specify. During the absence or disability of the Chairman of the Board and/or the Managing Director, or if no Chairman of the Board and/or Managing Director have been appointed, in the event the President is a Director of the Corporation, the President shall also have the powers and duties of the Chairman of the Board and/or the Managing Director.

4.6 Vice-President. The Vice-President, or if more than one Vice-President has been appointed, the Vice-Presidents, may exercise such powers and authority and shall perform such duties as may from time to time be prescribed by the Board. Subject to Sections 4.3 and 4.4, one of the Vice-Presidents, being a shareholder and/or director, as the case may be, where required by the Act or these Bylaws, may exercise the powers and perform the duties of the Chairman of the Board and/or the Managing Director and/or the President.

4.7 Secretary. Except as may be otherwise determined from time to time by the Board, the Secretary shall attend and be the secretary to all meetings of the Board, shareholders and committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at such meetings. The Secretary shall give or cause to be given as and when instructed all notices to shareholders, directors, officers, auditors and members of committees of the Board. The Secretary shall be the custodian of the corporate seal, if any, of the Corporation and shall have charge of all books, papers, reports, certificates, records, documents, registers and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose and may exercise such other powers and authority and shall perform such other duties as may from time to time be prescribed by the Board or by the President.

4.8 Treasurer. The Treasurer shall be responsible for the keeping of proper accounting records in compliance with the Act and shall be responsible for the deposit of monies and other valuable effects of the Corporation in the name and to the credit of the Corporation in such banks or other depositories as the Board may from time to time designate and shall be responsible for the disbursement of the funds of the Corporation. The Treasurer shall render to the Board whenever so directed an account of all financial transactions and of the financial position of the Corporation. The Treasurer may exercise such other duties as may from time to time be prescribed by the Board or by the President.

4.9 Other Officers. The powers and duties of all other officers shall be those prescribed by the Board from time to time. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board or the President otherwise direct.

4.10 Variation of the Powers and Duties. The Board may from time to time vary, add to or limit the powers, authority and duties of any officer.

4.11 Removal and Discharge. The Board may remove any officer of the Corporation, with or without cause, at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the Board, may also be removed and discharged, either with or without cause, by the Chairman of the Board or the President. If, however, there be a contract with an officer or employee derogating from the provisions of this Section, such removal or discharge shall be subject to the provisions of such contract.

4.12 Term of Office. Each officer appointed by the Board shall hold office until a successor is appointed, or until his earlier resignation or removal by the Board.

4.13 Terms of Employment and Remuneration. The terms of employment and the remuneration of officers appointed by the Board shall be settled by the Board from time to time.

4.14 Agents and Attorneys. The Board, the Chairman of the Board or the President may also from time to time appoint other agents, attorneys, officers and employees of the Corporation within or without Canada, who may be given such titles and who may exercise such powers and authority (including the power of subdelegation) and shall perform such duties of management or otherwise, as the Board may from time to time prescribe.

4.15 Fidelity Bonds. The Board, the Chairman of the Board or the President may require such officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful performance of their powers and duties, in such form and with such surety as the Board may from time to time determine.


                        SECTION FIVE - INDEMNIFICATION

5.1 Indemnification of Directors and Officers against actions by Third Parties. Except in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of that Corporation or body corporate, if:

     a) He acted honestly and in good faith with a view to the best interests of the Corporation; and

     b) In the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

5.2 Indemnification of Directors and Officers against actions by the Corporation. The Corporation may with the approval of the Supreme Court of the Yukon Territory indemnify a person referred to in paragraph 5.1 in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, to which he is made a party by reason of being or having been a director or an officer of the Corporation or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with the action if he fulfills the conditions set out in subparagraphs 5.1(a) and (b).

5.3 Right of Indemnity not Exclusive. The provisions for indemnification contained in the Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to an action in his official capacity and as to an action in any other capacity while holding such office. This section shall also apply to a person who has ceased to be a director or officer, and shall enure to the benefit of the heirs and legal representatives of such person.

5.4 Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the Board may from time to time determine.


                             SECTION SIX - SHARES

6.1 Options. The Board may from time to time grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as provided in the Act.

6.2 Non-recognition of Trusts. The Corporation shall treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise a right of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

6.3 Joint Shareholders. If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.


                     SECTION SEVEN - DIVIDENDS AND RIGHTS

7.1 Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which a dividend has been declared, and mailed by prepaid ordinary mail to such registered holder at the address shown in the records of the Corporation, unless such holder otherwise directs. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

7.2 Joint Shareholders. In the case of joint holders, a cheque for payment of dividends, bonuses, returns of capital or other money payable, shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at the address shown in the records of the Corporation.

7.3 Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

7.4 Unclaimed Dividends. Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.


                   SECTION EIGHT - MEETINGS OF SHAREHOLDERS

8.1 Annual Meetings. The annual meeting of shareholders shall be held at such time in each year and, subject to the articles of the Corporation, at such place as the Board, or failing it, the Chairman of the Board, the Managing Director or the President, may from time to time determine.

8.2 Time for Deposit of Proxies. The Board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice, or if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

8.3 Persons Entitled to be Present. The only persons entitled to be present at a meeting of the shareholders shall be those persons entitled to vote thereat, the directors and auditor (if any) of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or Bylaws to be present at the meeting. Any other persons may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

8.4 Quorum. A quorum of shareholders is present at a meeting of shareholders, irrespective of the number of persons actually present at the meeting, if the holder or holders of five percent (5%) of the shares entitled to vote at the meeting are present in person or represented by proxy. No business shall be transacted at any meeting unless the requisite quorum is present at the time of the transaction of such business.

8.5 Adjournment. Should a quorum not be present at any meeting of shareholders, those present in person or by proxy and entitled to vote shall have power to adjourn the meeting for a period of not more than 30 days without notice other than announcement at the meeting. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned. Notice of meetings adjourned for more than 30 days and for more than 90 days shall be given as required by the Act.

8.6 Chairman. The chairman of any meeting of the shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting:

     a)  the Chairman of the Board;

     b)  the President;

     c) any Vice-President (and where more than one Vice-President is present at the meeting, then the priority to act as chairman as between them shall be in order of their appointment to the office of Vice-President).

If no such officer is present within 15 minutes from the time fixed for the holding of the meeting of the shareholders, the persons present and entitled to vote shall choose one of their number then present to be chairman of that meeting.

8.7 Secretary of Meeting. If the Secretary of the Corporation is absent, the chairman of a meeting of shareholders shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.

8.8 Chairman's Casting Vote. At any meeting of shareholders every question shall be determined by the majority of the votes cast on the question. In the case of an equality of votes at a meeting of shareholders, the chairman of the meeting shall not be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

8.9 Chairman's Declaration. At any meeting of shareholders, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

8.10 Voting by Ballot. If a ballot is demanded by a shareholder or proxy holder entitled to vote at a shareholder's meeting and the demand is not withdrawn, the ballot upon the motion shall be taken in such manner as the chairman of the meeting shall direct. Upon a ballot each shareholder who is present in person or represented by proxy shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles. The declaration by the Chairman of the meeting that the vote upon the question has been carried, or carried unanimously or by a particular majority, or lost or not carried by a particular majority and an entry in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of votes recorded in favour of or against any resolution or question.

8.11 Scrutineers. The chairman or the secretary at any meeting of the shareholders or the shareholders then present may appoint one or more scrutineers, who need not be shareholders, to count and report upon the results of the voting which is done by ballot.

                            SECTION NINE - NOTICES

9.1 Notices. In addition to any other method of service permitted by the Act, any notice or document required by the Act, the regulations, the articles or the Bylaws may be sent to any person entitled to receive same in the manner set out in the Act for service upon a shareholder or director and by any means of telecommunication with respect to which a written record is made. A notice sent by means of telecommunication shall be deemed to have been given on the first business day after the date upon which the written record is made.

9.2 Notice to Joint Shareholders . If two or more persons hold shares jointly, notice may be given to one of such persons and such notice shall be sufficient notice to all of them.

9.3 Change of Address. The Secretary or Assistant Secretary may change or cause to be changed the address in the records of the Corporation of any shareholder, director, officer, auditor or member of a committee of the Board in accordance with any information believed by him to be reliable.

9.4 Signature on Notice. The signature on any notice to be given by the Corporation may be lithographed, written, printed or otherwise mechanically reproduced.

                  SECTION TEN - EFFECTIVE DATE AND AMENDMENT

10.1 Effective Date. This Bylaw is effective from the date of the resolution of the Board adopting same and shall continue to be effective, unless amended by the Board, until the next meeting of shareholders of the Corporation, whereupon if same is confirmed or confirmed as amended, this Bylaw shall continue in effect in the form in which it was so confirmed.

10.2 Amending Bylaw. The Board may by resolution amend or repeal this Bylaw and such amendment or repeal shall have force and effect unless rejected by ordinary resolution of the shareholders entitled to vote at an annual general meeting.

                                 SCHEDULE "D"


            DISSENT RIGHTS PROVISION UNDER SECTION 190 OF THE CBCA


(1) Right to dissent - Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to:

     (a) amend it articles under section 173 of 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
     (b) amend its articles under section 173 to add, change or remove any restriction on the business or business that the corporation carry on;
     (c)  amalgamate otherwise than under section 184;
     (d)  be continued under section 188; or
     (e) sell, lease or exchange all or substantially all its property under subsection 189(3).

(2) Further right - A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3) Payment for shares - In addition to any other right he may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which he dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the date before the resolution was adopted or the order was made.

(4) No partial dissent - A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5) Objection - A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of his right to dissent.

(6) Notice of resolution - The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn his objection.

(7) Demand for payment - A dissenting shareholder shall, within twenty days after he receives a notice under subsection (6) or, if he does not receive such notice, within twenty days after he learns that the resolution has been adopted, send to the corporation a written notice containing:

     (a)  his name and address;
     (b)  the number and class of shares in respect of which he dissents; and
     (c)  a demand for payment of the fair value of such shares.

(8) Share certificate - A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which he dissents to the corporation or its transfer agent.

(9)  Forfeiture - A dissenting shareholder who fails to comply with subsection
     (8) has no right to make a claim under this section.

(10) Endorsing certificate - A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

(11) Suspension of rights - On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares as determined under this section except where:

     (a) the dissenting shareholder withdraws his notice before the corporation makes an offer under subsection (12);

     (b)  the corporation fails to make an offer in accordance with subsection
          (12) and the dissenting shareholder withdraws his notice; or
     (c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case his rights as a shareholder are reinstated as of the date he sent the notice referred to in subsection (7).

(12) Offer to pay - A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

     (a) a written offer to pay for his shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or
     (b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(13) Same terms - Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

(14) Payment - Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(15) Corporation may apply to court - Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

(16) Shareholder application to court - If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

(17) Venue - An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

(18) No security for costs - A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

(19) Parties - On an application to a court under subsection (15) or (16),

     (a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and
     (b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of his rights to appear and be heard in person or by counsel.

(20) Powers of court - On an application to a court under subsection (15) or
     (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

(21) Appraisers - A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(22) Final order - The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of his shares as fixed by the court.

(23) Interest - A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date of the action approved by the resolution is effective until the date of payment.

(24) Notice that subsection (26) applies - If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(25) Effect where subsection (26) applies - If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

     (a) withdraw his notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder; or
     (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to it shareholders.

(26) Limitation - A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

     (a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or
     (b) the realizable value of the corporation's assts would thereby be less than the aggregate of its liabilities.

                                 APPENDIX "A"

                          GOLDEN STAR RESOURCES LTD.
                            1997 STOCK OPTION PLAN

1.   Purpose

1.1 The purpose of the 1997 Stock Option Plan (the "Plan") is to advance the interests of Golden Star Resources Ltd. (the "Corporation") by encouraging equity participation in the Corporation by selected key employees, consultants and directors of the Corporation or subsidiaries of the Corporation through the acquisition of common shares without par value ("Shares") in the Corporation. Any reference herein to the Corporation or any subsidiary of the Corporation shall be deemed to refer to any predecessor or successor corporation thereto.

     It is the further purpose of this Plan to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     As of the effective date of the Plan, the 1992 Employees' Stock Option Plan and the 1992 Non-Discretionary Directors' Stock Option Plan (collectively, the "1992 Plans") will be terminated subject to the assumption under the Plan of outstanding options granted under the 1992 Plans.

2.   Administration of the Plan

2.1 The Plan will be administered by a specifically designated independent committee ("Independent Committee") of the Board of Directors of the Corporation (the "Board of Directors"), except that with respect to options granted to non-employee directors of the Corporation, the Board of Directors shall serve as the Committee, and, where applicable, any reference herein to the Independent Committee shall be deemed to refer to the Board of Directors. The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, all of whom shall be and remain directors of the Corporation. To the extent necessary to comply with Code section 162(m) or Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended ("Rule 16b-3"), each member of the Independent Committee shall be intended to be an "outside director" within the meaning of Code section 162(m) or a "non-employee director" within the meaning of Rule 16b-3. The Independent Committee is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Independent Committee shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. Notwithstanding the foregoing, the Board of Directors may resolve to administer the Plan with respect to all of the Plan or certain participants and/or awards made or to be made under the Plan. To the extent that the Board of Directors determines to administer the Plan, all references herein to the Independent Committee shall be deemed to refer to the Board of Directors.

     All administrative costs of the Plan shall be paid by the Corporation. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.   Participation

3.1 Options may be granted under the Plan to persons who are directors or key employees (including officers, whether or not directors, and part-time employees) of, or independent consultants to, the Corporation or any of its subsidiaries who, by the nature of their positions or jobs, are in the opinion of the Independent Committee in a position to contribute to the success of the Corporation or any of its subsidiaries or who, by virtue of their length of service to the Corporation or to any of its subsidiaries are, in the opinion of the Independent Committee, worthy of special recognition.

     Designation of a participant in any year shall not require the designation of such person to receive an option in any other year. The Independent Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount and terms of their respective options.

     Options shall also be granted to non-employee directors of the Corporation in accordance with Section 11 of the Plan.

3.2 Subject to applicable regulatory approval, options may also be granted under the Plan in exchange for outstanding options granted by the Corporation, whether such outstanding options are granted under the Plan, under any other stock option plan of the Corporation or under any stock option agreement with the Corporation. Options granted under the 1992 Plans which are outstanding upon the effectiveness of the Plan will be assumed and will be deemed to be governed by the Plan as of such date.

3.3 Options may also be granted under the Plan in substitution for outstanding options of another corporation in connection with a plan of arrangement, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other corporation and the Corporation or any of its subsidiaries.

4.   Number of Shares Reserved under the Plan

4.1 The number of Shares reserved for issuance under the Plan is limited as follows:

     (a) the maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 5,600,000 (including such number of Shares issuable upon exercise of options granted under the 1992 Plans as of the effective date of the Plan) provided, however, if, after the effective date of the Plan, any Shares covered by an option granted under the Plan, or to which such an option relates, are forfeited, or if an option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such option shall again be, or shall become, Shares with respect to which options may be granted hereunder;

     (b) the number of Shares that may be reserved from time to time under the Plan for issuance to Insiders (as defined below) of the Corporation shall be limited to that number which is equal to the difference between (i) 10% of the outstanding number of Shares from time to time, and (ii) the number of Shares that are reserved for issuance to Insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation;

     (c) the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue;

     (d) the total number of Shares reserved for issuance to any one optionee pursuant to options granted under the Plan or other stock option plans or arrangements of the Corporation shall not exceed 5% of the outstanding number of Shares from time to time; and

     (e) the total number of Shares issuable within any one-year period to an Insider and, if applicable, such Insider's "associates" (as defined under the Securities Act (Ontario) pursuant to the exercise of vested options granted under the Plan or any other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

     "Insiders" has the meaning set forth in the Toronto Stock Exchange's policy issued March 22, 1994 entitled "Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters." "Outstanding Issue", for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Shares issuance in question, excluding Shares issued pursuant to the Plan or the Corporation's other share compensation arrangements over the preceding one-year period. The maximum number of

     Shares set forth in Section 4.1(a) shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares or in the discretion of the Independent Committee, to reflect any other corporate event or change in the Shares.

5.   Number of Optioned Shares per Optionee

5.1 Subject to Section 4.1 hereof, the maximum number of Shares subject to options granted to any one participant under the Plan in any one calendar year shall not exceed 400,000 (subject to adjustment in the event of any subdivision or consolidation of the Shares). Subject to these limitations and Section 11, however, the determination regarding the number of optioned Shares that may be granted to each optionee pursuant to an option will be made by the Independent Committee and will take into consideration the optionee's present and potential contribution to the success of the Corporation.

6.   Price

6.1 The exercise price per optioned Share shall be determined by the Independent Committee at the time the option is granted, but such price shall not be less than the fair market value per Share on the date of grant. For the purposes of the Plan, "fair market value" per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant.

7.   Exercise of Options

7.1 The period during which an option may be exercised (the "Option Period") shall be determined by the Independent Committee at the time the option is granted and may be up to 10 years from the date the option is granted, except as the same may be reduced pursuant to the provisions of Sections 8 and 9 hereof and except as provided in Section 11 hereof.

7.2 In order to ensure that the Corporation will receive the benefits contemplated in exchange for the options granted hereunder, no option shall be exercisable until it has vested. Subject to Section 11.1 hereof, the vesting schedule for each option shall be specified in an option agreement as provided for in Section 12 hereof; provided, however, that the Independent Committee shall have the right with respect to any one or more optionees to accelerate the time at which an option may be exercised. Notwithstanding the foregoing provisions of this Section 7.2, if there is a Change of Control, as defined below, then all options outstanding shall become immediately exercisable.

     For purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Corporation, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors, then in office.

7.3 Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any option are purchased, the remainder may be purchased, subject to the option's terms, at any subsequent time prior to the expiration of the Option Period.

7.4 Except as set forth in Sections 8 and 9 hereof, no option may be exercised unless the optionee is at the time of such exercise an employee or director of, or consultant to, the Corporation or any of its subsidiaries and shall have continuously served in any one or more of such capacities since the grant of the option. Absence on leave, with the approval of the Independent Committee, shall not be considered an interruption of service for any purpose of the Plan.

7.5 The exercise of any option will be contingent upon receipt by the Corporation of payment for the full purchase price of the Shares being purchased in cash by way of certified cheque or bank draft or by way of proceeds of any loan made by the Corporation to the optionee pursuant to
     Section 10 hereof. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until certificates for such Shares are issued to him, her or them under the terms of the Plan.

7.6 No option granted under the Plan shall be an "incentive stock option" within the meaning of Code section 422.

8.   Termination of Employment

8.1 Except as provided in Section 11 hereof, if an optionee ceases to be employed by, or provide services to, the Corporation or any of its subsidiaries for any reason (other than death), or shall receive notice from the Corporation or any of its subsidiaries of the termination of his or her employment or services (such optionee being referred to in this Section 8.1 as a "Former Optionee"), the Former Optionee may only exercise each option held, to the extent that it has vested and not been exercised before such termination, until the earlier of:

     (a) the date which is 30 days after the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries; and

     (b) the expiry of the Option Period for the option (the "Option Expiry Date");

     provided, however, that:

     (c) if the Former Optionee continues to be a director of the Corporation or any of its subsidiaries after such termination of employment, each option held will continue to be exercisable until the earlier of:

          (i) the date which is 12 months after the Former Optionee ceases to be such a director for any reason (other than death), and

          (ii)  the Option Expiry Date, and

     (d) each option held may continue to be exercisable for such longer period than that provided for in this Section 8.1 if and as may be determined by the Independent Committee and any such determination by the Independent Committee may be made retroactively effective in order to reinstate the effectiveness of an option held by a Former Optionee that is otherwise rendered unexercisable pursuant to the other provisions of this Section 8.1; provided, however, that any such determination by the Independent Committee shall be subject to the following:

          (i) such determination shall be made within three months after the date that the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries;

          (ii) such determination shall be subject to applicable regulatory approvals; and

          (iii) such longer exercise period determined by the Independent Committee for any option shall not extend beyond the Option Expiry Date for such option.

9.   Death of Optionee

9.1 In the event of the death of an optionee while in service or in the post-termination period described in Section 8, each option theretofore granted to him or her shall be exercisable until the earlier of:

     (a) the expiry of the period within which the option may be exercised after such death, which period may be up to one year after such death and is to be specified in his or her option agreement, and

     (b)  the Option Expiry Date;

     provided, however, that the option is only exercisable in such event:

     (c) by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution, and

     (d) to the extent that the option has vested and not been exercised prior to the Optionee's death.

10.  Loans to Employees

10.1 An interest free loan will be made available to optionees who are employees of the Corporation or any of its subsidiaries at the time the loan is made, the proceeds of which loan may only be used directly for the exercise of options granted under the Plan to the optionee. The optionee shall pledge the subject shares as security for timely repayment of the loan and the Corporation's sole recourse for repayment and recovery of the loan shall be against the pledged shares. Until the loan is repaid, the pledged shares will be held by a trustee designated by the Corporation.
     The term of the loan shall be five years from the date of the loan, provided that the due date for the loan shall not in any event extend beyond that date which is ten years from the date of grant of the particular option, and, provided further, that the loan shall be repaid within 30 days of the earlier of the date upon which the optionee ceases to be an employee of the Corporation or any of its subsidiaries for any reason (other than death), or the date upon which the optionee receives notice from the Corporation or any of its subsidiaries of the termination of his or her employment. If the option has not been exercised by the optionee prior to his or her death, the loan provisions shall not be available for the exercise of the option pursuant to Section 9 hereof after his or her death.

11.  Automatic Grants to Non-Employee Directors

11.1 Each person who becomes a non-employee director of the Corporation will automatically be granted, as of the date such person first becomes a non-employee director, an option to purchase 40,000 Shares, provided that, within the one year prior to the date he or she became a non-employee director, he or she had not been granted any other stock option by the Corporation (or an affiliate). On each anniversary a person became a non-employee director of the Corporation if he or she continues to be a non-employee director of the Corporation, he or she will automatically be granted, as of the anniversary date, an option to purchase 10,000 Shares. For purposes of this Section 11, a non-employee director is any person who is a member of the Board of Directors and who is not an employee or consultant of the Corporation or any of its subsidiaries. All options granted under this Section 11.1 shall be exercisable for a period of 10 years from the date the option is granted (except as provided in Section 11.3) and shall vest immediately upon grant.

11.2 Notwithstanding the provisions for automatic grants of options set forth in section 11.1 hereof, if any particular automatic grant of an option would violate the requirements of Section 4.1 or 5.1 hereof, then the grant of such option shall be postponed until such time as when the option may be granted without any violation of Section 4.1 or 5.1 hereof.

11.3 With respect to options granted under this Section 11, if an optionee shall cease to be a director of the Corporation for any reason (other than death), he or she may exercise each option held, to the extent that it has vested and not been exercised, until the earlier of:

     (a) the date which is 12 months after the optionee ceases to be a director; and

     (b) the expiry of the Option Period for the option (the "Option Expiry Date").

12.  Option Agreement

12.1 Upon the grant of an option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of optioned Shares granted to the optionee and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation and such other terms and conditions as the Independent Committee may determine are necessary or appropriate, subject to the Plan's terms.

13.  Adjustment in Shares Subject to the Plan

13.1 The option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an option will be adjusted, with respect to the then unexercised portion thereof, by the Independent Committee from time to time (on the basis of such advice as the Independent Committee considers appropriate, including, if considered appropriate by the Independent Committee, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this
     Section 13. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Independent Committee, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

     (a) In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend.

     (b) In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any option the number and kind of Shares or other securities of the Corporation or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

     (c) In the event that there is any change, other than as specified above in this Section 13, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Independent Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares, such adjustment shall be made by the Independent Committee and be effective and binding for all purposes.

     (d) In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Independent Committee, in its sole discretion, determines that such action equitably requires an adjustment in the option exercise price or number of Shares subject to any option, or both, such adjustment shall be made by the Independent Committee and shall be effective and binding for all purposes.

13.2 In the case of any such substitution or adjustment as provided for in this
     Section 13, the exercise price in respect of each option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the option after the relevant event multiplied by the varied option exercise price be equal to the number of Shares covered by the option prior to the relevant event multiplied by the original option exercise price.

13.3 No adjustment or substitution provided for in this Section 13 shall require the Corporation to issue a fractional share in respect of any option. Fractional shares shall be eliminated.

13.4 The grant of an option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14.  Transferability

14.1 All benefits, rights and options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be assignable other than as specifically provided in Section 9 in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and options shall not be transferable and may only be exercised by the optionee.

15.  Employment

15.1 Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the optionee's employment or services at any time. Participation in the Plan by an optionee is voluntary.

16.  Record Keeping

16.1 The Corporation shall maintain a register in which shall be recorded:

     (a)  the name and address of each optionee; and

     (b) the number of Shares subject to an option granted to an optionee and the number of Shares subject to the option remaining outstanding.

17.  Securities Regulation and Tax Withholding

17.1 Where the Independent Committee determines it is necessary or desirable to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and to present to the Independent Committee an undertaking to that effect in a form acceptable to the Independent Committee. The Board of Directors and the Independent Committee may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any options or the Shares under any securities laws applicable to the securities of the Corporation.

17.2 The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation's obligations under the withholding provisions under income and tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Plan.

17.3 Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirement of securities and income tax laws have been met.

18.   Amendment and Termination

18.1 The Board of Directors reserves the right to amend or to terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors; provided, however, that no such amendment or termination shall adversely affect any outstanding options granted under the Plan without the consent of the optionee. Furthermore, to the extent any amendment would require shareholder approval under Code section 162(m), such amendment shall be effective upon the required approval of the shareholders of the Corporation. Any amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation and, where applicable, shareholders approval.

18.2 Subject to regulatory approval, where applicable, the Independent Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any option theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any optionee or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

19.   No Representation or Warranty

19.1 The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

20.   Necessary Approvals

20.1 The obligation of the Corporation to issue and to deliver any Shares in accordance with the Plan is subject to any necessary or desirable approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

21.   General Provisions

21.1 Nothing contained in the Plan shall prevent the Corporation or any subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

21.2 The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any option agreement shall be determined in accordance with the laws of the State of New York.

21.3 If any provision of the Plan or any option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or option, or would disqualify the Plan or any option under any law deemed applicable by the Independent Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Independent Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.

21.4 Neither the Plan nor any option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any subsidiary thereof and an optionee or any other person.

21.5 Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

22.   Term of the Plan

22.1 The Plan shall be effective as of the date of its approval by the shareholders of the Corporation, subject to receipt of all necessary regulatory approvals.

22.2 No option shall be granted under the Plan after June 10, 2007. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any option granted hereunder may, and the authority of the Board of Directors or the Independent Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option shall, continue after June 10, 2007.

                                  Appendix "B"
                                  ------------
                         FORM OF STOCK OPTION AGREEMENT
                         ------------------------------


  THIS AGREEMENT is entered into effective as of the   th day of December, 19__
(the "Date of Grant")

BETWEEN:

          GOLDEN STAR RESOURCES LTD., a corporation created by amalgamation under the laws of Canada and having its head office at 1660 Lincoln Street, Suite 3000, Denver, CO 80264-3001

          (hereinafter called the "Company")

                                                        OF THE FIRST PART
AND:      FIRSTNAME LASTNAME,

          the undersigned employee or consultant of Golden Star Resources Ltd. or any of its subsidiaries

          (hereinafter called the "Optionee")

                                                        OF THE SECOND PART
WHEREAS:

A. Pursuant to the 1997 Stock Option Plan (the "Plan"), the Compensation Committee of the Board of Directors of the Company (the "Committee") is authorized to grant to key employees or consultants of the Company or any of its subsidiaries, stock options to purchase common shares without par value in the capital of the Company (the "Common Shares");

B. The Committee has authorized the grant to the Optionee of an option (the "Option") to purchase that number of Common Shares as is set out below (the "Optioned Shares");

       NOW THEREFORE in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.     Grant
       -----

       The Company hereby grants to the Optionee the Option to purchase the Optioned Shares, upon the terms and conditions set forth herein and in the Plan.

2.     Exercise Price
       --------------

       The exercise price for Optioned Shares shall be as set out below (the "Exercise Price")

3.     Exercise
       --------

       The Option shall vest immediately.

       Except as provided in paragraph 5 hereof, the Option may only be exercised while the Optionee is an employee or a consultant of the Company or any of its subsidiaries and has continuously been so since the Date of Grant.

    The exercise of the Option or any part thereof will be contingent upon receipt by the Company of payment for the full purchase price of such Optioned Shares in cash by way of certified cheque or bank draft or by way of proceeds of any loan made by the Company to the Optionee pursuant to section 10 of the Plan.

4.  Option Not Transferable
    -----------------------

    The Option is not transferable or assignable except by will or by the laws of descent and distribution.

5.  Termination of Option
    ---------------------

    The Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

    (a)  ten years from the Date of Grant (the "Option Expiry Date");

    (b) 30 days after the Optionee ceases to be an employee or consultant of the Company or any of its subsidiaries for any reason (other than death) provided, however, that if the Optionee continues to be a director of the Company or any of its subsidiaries after such termination of employment, the Option will continue to be exercisable until one year after he ceases to be a director for any reason (other than death);

    (c) one year after the Optionee's death; in such event, the Option may be exercised within such year by the person to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution to the extent that the Optionee was entitled to exercise the Option at his death.

6.  Representation of Optionee
    --------------------------

    The Optionee hereby confirms and represents that he is an employee or a consultant of the Company or any of its subsidiaries.

7.  Adjustments in Shares
    ---------------------

    In the event of a subdivision or a consolidation of the Common Shares, a reorganization of the Company or any other event affecting the Common Shares, the number of Optioned Shares and the Exercise price shall be proportionately adjusted as set forth in Section 13 of the Plan.

8.  Non-Qualified Option
    --------------------

    The Optionee acknowledges that the Option is not intended to qualify under
Section 422 of the United States Internal Revenue Code of 1986.

9.  Subject to the Plan
    -------------------

    The terms of this Option are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been received by the Optionee, and which is available for inspection at the head office of the Company.

10.  Professional Advice
     -------------------

    The acceptance and exercise of the Option and the sale of Common Shares issued pursuant to exercise the Option may have consequences under federal, provincial and state tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option or the Company's Common Shares.

11.  Regulatory Approvals
     --------------------

     The Option shall be subject to any necessary approval of and acceptance by any stock exchange on which the Common Shares are listed and any other regulatory authority having jurisdiction over the securities of the Company.

12.  Shareholder Approvals
     ---------------------

     If shareholder approval of the Option or any amendment of this Agreement shall be required by the prevailing policies of the regulatory bodies having jurisdiction over the securities of the Company, then the Option or any amendment made to this Agreement, as the case may be, shall be subject to the approval of the shareholders of the Company.

13.  Notices
     -------

     Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labor dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other service as may be available to ensure prompt delivery or shall deliver such notice.

14.  Governing Law
     -------------

     This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado and the Federal laws of the United States applicable therein.

15.  Entire Agreement
     ----------------

     This Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Option.

                IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.


*  Number of Optioned Shares: <numberofshares>
*  Exercise Price:  CDN.$__ per share


                              GOLDEN STAR RESOURCES LTD.

                              By:  ___________________________



                              ________________________________
                              FIRSTNAME LASTNAME

                                  APPENDIX "C"
               FORM OF SIDE LETTER TO THE STOCK OPTION AGREEMENT

                                                                [DATE]

[Name and address]

Dear _______________,

  I am pleased to inform you that, due to the recent substantial drop in the price of our stock, the Board of Directors of Golden Star and our shareholders approved the repricing of your outstanding stock options. The new exercise price of the repriced options is Cdn.$1.80. One of the conditions of the repricing is that the number of shares that can be purchased under each of the repriced options be reduced by 20%. You will find attached a detailed list showing the number of shares under options you held before and after the repricing.

  You will not be receiving new stock option agreements.  Each stock option
           ---
agreement entered into between the Company and you is considered amended by your acceptance of this letter as indicated below. With the exception of the modifications to the exercise price and the number of shares under options as mentioned herein, all provisions of the stock options agreements remain in full force and effect.

  Consider this gesture as an appreciation of your efforts and dedication to the Company.

                                       Yours truly,

                                       Golden Star Resources Ltd.

                                       By: ___________________
                                       Name:__________________
                                       Title:_________________

Would you please sign a copy of this letter to indicate that you have read this letter and accept the amendments to your stock options and return it to the attention of ____________.


Agreed and accepted
on _______________, 1999


By:  _______________________
     [Name]

                          GOLDEN STAR RESOURCES LTD.
            ANNUAL GENERAL MEETING OF SHAREHOLDERS - JUNE 15, 1999
                                     PROXY
           THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION


The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Company") hereby nominates and appoints Pierre Gousseland, Chairman of the Board of the Company, or failing him, James E. Askew, President and Chief Executive Officer of the Company, or instead of them or any of them, ________________________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual Meeting of shareholders of the Company to be held at 11:00 a.m. on Tuesday, June 15, 1999 in the Engineer Room of the Ontario Club, 30 Wellington Street West, Toronto, Canada, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows upon the following matters:

1.      To elect the following persons as directors of the Company:

James E. Askew      For ___     Withhold ___
David K. Fagin      For ___     Withhold ___
Ernest C. Mercier   For ___     Withhold ___
Robert R. Stone     For ___     Withhold ___
                    For ___     Withhold ___

2. To appoint PricewaterhouseCoopers as the auditor of the Company and to authorize the Board of Directors to fix the auditor's remuneration:

               For ___     Withhold ___

3. To approve, ratify and confirm amendments to the Company's Shareholder Rights Plan:

               For ___     Against ___    Abstain ___

4.   To approve amendments to stock options granted to directors of the Company:

               For ___     Against ___    Abstain ___

5.   To approve amendments to stock options granted to senior officers of the
     Company:

               For ___     Against ___    Abstain ___

6. To approve by special resolution the continuance of the Company under the Yukon Business Corporations Act and to approve, ratify and confirm new Bylaws of the Company as a Yukon corporation:

               For ___     Against ___    Abstain ___

7. To approve in advance issuance of shares, by virtue of exemptions from registration and prospectus requirements under applicable securities legislation and transactions which may not be fully marketed public offerings, by the Company, as more particularly set out in the management proxy circular for the Meeting:

               For ___     Against ___    Abstain ___


  The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

  The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this ___________ day of ___________________________, 1999.


_______________________ ____________________________________________
Signature               Name of shareholder (Please Print)

                        ____________________________________________
                        ____________________________________________
                        Address

NOTES

1.  The shares represented by this      3.  This proxy will not be valid unless
    proxy will be voted in accordance       it is dated and signed by the
    with the instructions given herein.     shareholder or the shareholder's
    IF NO CHOICE IS SPECIFIED HEREIN, OR    attorney authorized in writing or,
    IF ANY INSTRUCTIONS GIVEN ARE NOT       if the shareholder is a corporation,
    CLEAR, THE SHARES SHALL BE VOTED AS     by a duly authorized officer or
    IF THE SHAREHOLDER HAD SPECIFIED AN     attorney of the corporation, and
    AFFIRMATIVE VOTE, ALL IN THE SAME       ceases to be valid one year from
    MANNER AND TO THE SAME EXTENT AS THE    its date.  If the proxy is executed
    SHAREHOLDER COULD DO IF THE             by an attorney for an individual
    SHAREHOLDER WERE PERSONALLY PRESENT     shareholder or by an officer or an
    AT THE MEETING.                         attorney of a corporate shareholder,
                                            the instrument so empowering the
2.  A SHAREHOLDER HAS THE RIGHT TO          officer or attorney, as the case
    APPOINT A PERSON (WHO NEED NOT BE A     may be, or a notarial copy thereof,
    SHAREHOLDER) OTHER THAN THE PERSON      must accompany the proxy instrument.
    DESIGNATED IN THIS PROXY TO ATTEND
    AND ACT FOR THE SHAREHOLDER AND ON   4. To be effective, the instrument
    THE SHAREHOLDER'S BEHALF AT THE         of proxy must be received by 5:00
    MEETING. Such right may be exercised    p.m. (Toronto time) on Friday, June
    by printing in the space provided       11, 1999 at the address set forth in
    the name of the person to be            the accompanying return envelope
    appointed, in which case only the       (Attention: Proxy Department, The
    person so named may vote the shares     CIBC Mellon Trust Company, P.O. Box
    at the meeting.                         12005 STN. BRM B, Toronto, Ontario
                                            M7Y 2K5).